                                              As Filed Pursuant to Rule 497(h)
                                              Registration No. 333-88637

PROSPECTUS

                                  $50,000,000

                         KEMPER MUNICIPAL INCOME TRUST
                                PREFERRED SHARES
                            10,000 SHARES, SERIES E
                    LIQUIDATION PREFERENCE $5,000 PER SHARE

     Kemper Municipal Income Trust (the "Fund") is selling 10,000 Series E Preferred Shares. The Fund is a closed-end, diversified management investment company. The Fund's investment adviser is Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund seeks to achieve this objective by investing in a diversified portfolio of investment grade tax-exempt municipal securities. It is a condition of the underwriter's obligation to purchase the Series E Preferred Shares that the shares be rated "aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Standard & Poor's Rating Services, Inc. ("S&P") on the date of issue. The Fund intends to emphasize investments in municipal securities with longer term maturities, but the degree of this emphasis will depend upon market conditions, as perceived by Scudder Kemper, at the time of investment, including the relative yields available on securities of different maturities and expectations of future changes in interest rates. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not appropriate for all investors.

     Investors in Series E Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for successive dividend periods. The dividend rate on the Series E Preferred Shares for the initial period, from and including the date of issue to but excluding December 22, 1999, will be 3.90% per year. Generally, each dividend period will be 28 days. For each period after the initial period, the remarketing agent will determine the dividend rate for a particular period by remarketing the Series E Preferred Shares on a business day. Investors may purchase and sell Series E Preferred Shares through their broker-dealers in accordance with the remarketing procedures specified herein. The Fund may redeem Series E Preferred Shares as described under "Description of Series E Preferred Shares -- Redemption."

     This Prospectus concisely sets forth information you should know before investing in the Series E Preferred Shares. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated November 22, 1999, contains additional information about the Fund and is incorporated, in its entirety, by reference into this Prospectus. The SAI can be obtained without charge by calling (800) 621-1048 or by writing to the Fund. A table of contents to the SAI is located at page 41 of this Prospectus. The Fund's address is 222 South Riverside Drive, Chicago, Illinois 60606 and its telephone number is (800) 621-1048. The SAI is available, along with other Fund-related materials, at the Securities and Exchange Commission's Internet Website (http://www.sec.gov).
                               ------------------
     INVESTING IN THE SERIES E PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE THE "PRINCIPAL INVESTMENT RISKS" SECTION BEGINNING ON PAGE 18 OF THIS PROSPECTUS.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                              PER SHARE      TOTAL
                                                              ---------   -----------
Public Offering Price(1)....................................   $5,000     $50,000,000
Sales Load..................................................   $   50     $   500,000
Proceeds to Fund(2).........................................   $4,950     $49,500,000

        (1) Minimum unit $100,000 (20 shares at $5,000 per share).

        (2) Not including offering expenses incurred by the Fund, estimated to be $768,900.

     The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Series E Preferred Shares are first issued.
                               ------------------

     The underwriter is offering the Series E Preferred Shares subject to various conditions. The underwriter expects to deliver the Series E Preferred Shares to purchasers, in book-entry form through The Depository Trust Company, on or about November 24, 1999.
                               ------------------

                              SALOMON SMITH BARNEY
November 22, 1999

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITER HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITER IS MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights........................................    7
The Fund....................................................    8
Use Of Proceeds.............................................    8
Ratings.....................................................    8
Capitalization..............................................    9
Senior Securities...........................................   10
Portfolio Composition.......................................   11
Portfolio Statistics........................................   12
Investment Objective And Policies...........................   12
Principal Investment Risks..................................   18
Determination Of Net Asset Value............................   20
Description Of Series E Preferred Shares....................   20
Rating Agency Guidelines And Asset Coverage.................   27
Remarketing Of Series E Preferred Shares....................   28
Book Entry System...........................................   30
The Remarketing Agent.......................................   30
Management Of The Fund......................................   31
Custodian, Transfer Agent, Dividend Disbursing Agent, Paying
  Agent And Registrar.......................................   32
Taxation....................................................   33
Description Of Capital Structure............................   35
Underwriting................................................   38
Legal Matters...............................................   39
Independent Auditors........................................   39
Further Information.........................................   39
Table Of Contents For The Statement Of Additional
  Information...............................................   41

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of the Series E Preferred Shares fully, you should read this entire Prospectus carefully, including the risk factors. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI.

THE OFFERING..................   The Fund is offering a total of 10,000 Series E
                                 Preferred Shares, at a purchase price of $5,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. The minimum initial purchase is $100,000 (20 shares). The Series E Preferred
                                 Shares are being offered by Salomon Smith
                                 Barney Inc. as underwriter.

                                 The Series E Preferred Shares will be preferred shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of Series E Preferred Shares -- Dividend Periods and Dividend Rates," each dividend period will be 28 days. The remarketing agent will determine the dividend rate for a particular period by a remarketing process initiated on the business day immediately prior to the start of that dividend period.

                                 Investors and potential investors in the Series E Preferred Shares may purchase and sell Series E Preferred Shares through their broker-dealers.

                                 Investors in Series E Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor), or its nominee for the account of the investor's broker-dealer, will maintain record ownership of the Series E Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Series E Preferred Shares.

THE FUND......................   Kemper Municipal Income Trust is a closed-end,
                                 diversified management investment company. The
                                 Fund was organized as a Massachusetts business trust on August 3, 1988 and is registered under the Investment Company Act of 1940, as amended
                                 (the "1940 Act"). The Fund's principal office is located at 222 South Riverside Plaza,
                                 Chicago, IL 60606 and its telephone number is
                                 (800) 621-1048.

                                 The Fund's common shares have traded on the New York Stock Exchange ("NYSE") under the symbol "KTF" since October 20, 1988. Additionally, since July 24, 1989, the Fund has had 43,000 preferred shares outstanding in four series, Series A, Series B, Series C, and Series D, each with a liquidation preference of $5,000 per share. As of October 31, 1999, the Fund had net assets of approximately $641 million. The Fund is offering pursuant to this Prospectus 10,000 preferred shares of beneficial interest, par value $0.01 per share, designated Series E Preferred Shares.

INVESTMENT OBJECTIVE AND
POLICIES......................   The Fund's investment objective is to provide a
                                 high level of current income exempt from federal income tax. An investment in the Series
                                 E Preferred Shares may not be appropriate for certain investors (e.g., most retirement plans) and there can be no assurance that the Fund's investment objective will be achieved.

                                 The Fund seeks to achieve its objective by investing in a diversified portfolio of investment grade tax-exempt municipal securities. During normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The Fund will invest substantially all of its net assets in tax-exempt municipal securities rated at the time of purchase within the four highest grades ("Baa" or "BBB" or better) by Moody's or S&P, respectively or unrated municipal securities which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, municipal securities rated within the four highest grades by Moody's or S&P. The Fund intends to emphasize investments in municipal securities with longer-term maturities (which are generally understood to be securities with maturities in excess of 7 years), but the degree of this emphasis will depend upon market conditions, as perceived by Scudder Kemper, at the time of investment, including the relative yields available on securities of different maturities and expectations of future changes in interest rates. The Fund may also employ trading strategies such as purchasing and selling securities on a "when-issued" and forward delivery basis and engaging in hedging techniques, including financial futures and options transactions. The Fund may also invest in inverse floaters. This activity is limited so long as the Series E Preferred Shares are rated by Moody's and S&P.

PRINCIPAL INVESTMENT RISKS....   The Fund is subject to interest rate and market
                                 risks. The prices of municipal securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than do securities with shorter maturities. This risk is usually greater when inverse floaters are held by the Fund.
                                 Additionally, if interest rates drop and/or the Fund purchases securities with lower interest coupons, the Fund's income available over time to make dividend payments on Series E Preferred
                                 Shares could decline.

                                 If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will prepay their bonds before their maturity date. If a bond was prepaid during a period of declining interest rates, the Fund would likely replace the security with a lower yielding security.

                                 The Fund is further subject to inflation risk and ratings and asset coverage risk which could require the Fund to alter its portfolio or redeem preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares. The Fund could be adversely affected if computer systems on which the Fund relies are unable to correctly process date-related information on and after January 1, 2000. There is also a risk to owners of Series E Preferred Shares that the applicable dividend rates on the Series E Preferred Shares could exceed both the current yield on the Fund's portfolio investments and the yield received on investments made with the proceeds of the offering. Further, there can be no assurance that any or all Series E Preferred Shares will be remarketed.

INVESTMENT ADVISER............   The Fund's investment adviser is Scudder Kemper
                                 Investments, Inc. The Adviser is one of the largest and most experienced investment organizations worldwide. As of June 30, 1999, total assets under management by the Adviser were more than $290 billion for investment company, corporate, pension, profit-sharing and other accounts. The Adviser receives an annualized fee, calculated and paid monthly, in the amount of 0.55% of the Fund's average weekly net assets. The Adviser will benefit from an increase in the Fund's assets resulting from the offering.

DIVIDENDS AND DIVIDEND
PERIODS.......................   The Series E Preferred Shares entitle their
                                 holders to receive cash dividends, out of legally available funds and when declared by the Board of Trustees, at an annual rate that may vary over successive dividend periods.
                                 Except as otherwise provided herein, the dividend period will be 28 days and dividends on the Series E Preferred Shares will accumulate at the dividend rate then in effect.

                                 Based on the criteria set forth under
                                 "Description of Series E Preferred
                                 Shares -- Dividend Periods and Dividend Rates," the remarketing agent will establish a dividend rate for each dividend period which will be the lowest rate possible to permit shares to be remarketed at $5,000 per share, subject to a maximum dividend rate. The maximum dividend rate will be 110% or 125% of the current commercial paper rate depending upon the length of time the maximum rate is in effect. Dividend rates for the Series E Preferred Shares will be conclusive and binding on the Fund and the owners of such shares.

                                 The dividend rate on the Series E Preferred
                                 Shares for the period from and including the date of issue to but excluding December 22, 1999 will be 3.90% per year. For subsequent dividend periods, the remarketing agent will determine the dividend rate on the Series E Preferred Shares.

                                 Dividends on the Series E Preferred Shares will be cumulative from the date on which the Fund originally issued Series E Preferred Shares (the date of original issue) and will be payable out of legally available funds, when and if declared by the Board of Trustees, on the dividend payment date. The dividend payment date with respect to any dividend period is the business day following the last day of the dividend period.

                                 The Depository Trust Company will credit any dividends it receives to accounts on behalf of the beneficial owners of the shares as of the business day preceding that dividend payment date.

ASSET COVERAGE................   Under the Fund's Amended and Restated
                                 Certificate of Designation for Preferred Shares
                                 ("Certificate of Designation"), which
                                 establishes the rights and preferences of the Series E Preferred Shares and other preferred shares of the Fund, the Fund must maintain:

                                 - asset coverage of all the preferred shares,
                                   including Series E Preferred Shares and
                                   Series A-D Preferred Shares, as required by the rating agency or agencies rating the preferred shares, and

                                 - asset coverage of all the preferred shares,
                                   including Series E Preferred Shares and
                                   Series A-D Preferred Shares, of at least 200% as required by the 1940 Act.

                                 Based on the composition of the Fund's
                                 portfolio and market conditions as of October 31, 1999, the asset coverage of the preferred shares as measured pursuant to the 1940 Act would be approximately 261% if the Fund were to issue all Series E Preferred Shares offered in this Prospectus, representing approximately 7% of the Fund's capital.

REMARKETING OF THE PREFERRED
SHARES........................   The Fund will take all reasonable action
                                 necessary so that, at all times, one or more investment banks, brokers, dealers or other organizations qualified to remarket the Series
                                 E Preferred Shares and to establish dividend rates is acting as the remarketing agent. The remarketing agent is the entity appointed by the Fund to act on its behalf in establishing dividend rates and in remarketing the Series E
                                 Preferred Shares. Salomon Smith Barney Inc.
                                 will be the initial remarketing agent for the Series E Preferred Shares. For the consequences of the failure to appoint a remarketing agent, see "Description of Series E Preferred
                                 Shares -- Dividend Periods and Dividend Rates."
                                 The remarketing agent will provide to owners and prospective purchasers current information as to dividend rates with respect to the Series
                                 E Preferred Shares.

                                 The remarketing agent will receive negotiable fees from the Fund. Initially, this fee will be established at an annual rate of 0.25% of the net assets of the Fund attributable to the outstanding Series E Preferred Shares. In addition to such fees, the Fund will reimburse the remarketing agent for reasonable out-of-pocket expenses, such as legal fees, incurred in connection with the performance of its duties.

                                 Payment in the amount of $5,000 per share for shares remarketed will be made on the day of remarketing, which is the first day of each dividend period, through The Depository Trust Company in accordance with its normal procedures. These procedures currently provide for receipt of and payment to the record owners in immediately available funds.

                                 Unless an owner has given irrevocable notice to the contrary to the remarketing agent, an owner will be deemed to have tendered its shares for remarketing on the day following the last day of the dividend period with respect to such shares. An owner may not tender a portion of a unit (20 or more shares) of

                                 Series E Preferred Shares unless the owner both tenders at least 20 shares of such unit and retains at least 20 shares of such unit. Thus, a shareholder holding more than 20 but fewer than 40 shares must tender all or none of its shares.

                                 An owner who elects to retain Series E
                                 Preferred Shares will hold them at a dividend rate that will be determined by the remarketing agent. Before an owner makes an election to retain or surrender its shares, the owner may obtain a non-binding indication of the dividend rate applicable to the next dividend period. The actual dividend rate for a future dividend period may be greater than or less than the rate indicated in a non-binding indication (but not greater than the maximum dividend rate) and will not be definitively determined until after a holder is required to elect to retain, or a new purchaser is required to agree to purchase, the Series E Preferred Shares.

                                 The remarketing agent will use its best
                                 efforts, on behalf of the owners of the Series E Preferred Shares, to remarket all of the shares tendered for sale by remarketing. However, the remarketing agent is not obligated to remarket Series E Preferred Shares under the circumstances described under the caption "The Remarketing Agent." The remarketing agent may repurchase tendered shares for its own account. Other broker-dealers may participate in the remarketing process and receive commissions for these services.

PAYMENT RISK..................
                                 Payments to the owners of shares remarketed will be made solely from the proceeds of remarketing. Neither the Fund nor the remarketing agent will be obligated to provide funds to make payment to the owners of Series E Preferred Shares tendered for remarketing. There can be no assurance that any or all Series E Preferred Shares will be remarketed.

SECONDARY MARKET TRADING......
                                 The remarketing agent has advised the Fund that it intends to make an over-the-counter secondary market in the Series E Preferred Shares outside of remarketings. The remarketing agent would earn customary brokerage commissions for trades in the secondary market, which would be in addition to the annual remarketing fee paid by the Fund. The remarketing agent, however, has no obligation to make a secondary market in the Series E Preferred Shares outside of remarketings, and there can be no assurance that a secondary market for Series E Preferred Shares will develop or, if it does develop, that it will provide holders with liquidity of investment. The Series E Preferred Shares will not be listed for trading on a stock exchange. If the remarketing agent purchases Series E Preferred Shares in the secondary market or in a remarketing, it may be in a position of owning Series E Preferred Shares at the time it determines the applicable dividend rate in a remarketing. It may then tender the shares in remarketing. As a result, the remarketing agent has a potential conflict of interest in establishing the dividend rate. The remarketing agent intends to resolve any such conflicts which may arise by remarketing all shares tendered by other owners before remarketing any shares owned by it.

MANDATORY REDEMPTION..........   The Series E Preferred Shares are subject to
                                 mandatory redemption at $5,000 per share, plus an amount equal to accumulated but unpaid dividends, if the asset coverage required by either the rating agency or agencies rating the Series E Preferred Shares or the 1940 Act is not met and is thereafter not restored as required. Any such redemption will be limited to the number of preferred shares, including
                                 Series E Preferred Shares and Series A-D
                                 Preferred Shares, necessary to restore both the required asset coverages.

OPTIONAL REDEMPTION...........
                                 The Series E Preferred Shares are redeemable, as a whole but not in part, at the option of the Fund, if notice is mailed to the record owner at least ten days prior to the date fixed for redemption on the day following the last day of any dividend period at $5,000 per share plus an amount equal to accumulated dividends.

LIQUIDATION PREFERENCE........
                                 The liquidation preference of the Series E
                                 Preferred Shares is $5,000 per share, plus an amount equal to accumulated but unpaid dividends to the date of distribution.

RATINGS.......................
                                 The Fund will not issue the Series E Preferred Shares unless they are rated "aaa" by Moody's and "AAA" by S&P.

VOTING RIGHTS.................
                                 The 1940 Act requires that the holders of all preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees if dividends on any preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, are unpaid for two years. The holders of all preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, will vote as a separate class on other matters as required under the Certificate of Designation, the Fund's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. In certain cases, the holders of Series E Preferred Shares will vote as a separate class.

TAXATION......................
                                 Dividends on Series E Preferred Shares will be exempt from regular federal income tax in the hands of owners of these shares to the extent dividends are payable from tax-exempt income earned on the Fund's investments. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund is currently required to allocate net capital gain and other income taxable for federal income tax purposes, if any, proportionately between common shares of beneficial interest and shares of Series E Preferred Shares. The amount of taxable income allocable to shares of Series E Preferred Shares will depend upon the amount of income realized by the Fund, but is not generally expected to be significant.

                                 Potential investors subject to the federal alternative minimum tax should be aware that the Fund may, from time to time, invest a substantial portion of its portfolio in municipal securities bearing income that is taxable under the alternative minimum tax.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a common share of beneficial interest of the Fund outstanding throughout each period presented. The financial highlights for fiscal years ended November 30 (except as noted) have been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's November 30, 1998 Annual Report and is incorporated by reference in the SAI. The Fund's unaudited financial statements in its May 31, 1999 Semi-Annual Report are also incorporated by reference in the SAI. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's November 30, 1998 Annual Report and the May 31, 1999 Semi-Annual Report, which are available without charge by calling the Fund at 1-800-621-1048.

                                             SIX
                                           MONTHS
                                            ENDED
                                          MAY 31,*                 FOR THE FISCAL YEARS ENDED NOVEMBER 30,
                                            1999       ---------------------------------------------------------------
                                         (UNAUDITED)     1998       1997       1996       1995       1994       1993
                                         -----------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.....   $  12.41     $  12.33   $  12.31   $  12.41   $  11.12   $  13.25   $  12.45
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................   $    .46     $    .99   $   1.04   $   1.07   $   1.10   $   1.10   $   1.16
Net realized and unrealized gain
 (loss)................................   $   (.35)    $    .16   $    .05   $   (.10)  $   1.29   $  (1.84)  $    .66
Total from investment operations.......   $    .11     $   1.15   $   1.09   $    .97   $   2.39   $   (.74)  $   1.82
LESS DIVIDENDS
Distribution from net investment income
 to common shareholders................   $    .42     $    .87   $    .87   $    .87   $    .87   $    .87   $     87
Distribution from net investment income
 to preferred shareholders.............   $    .08     $    .20   $    .20   $    .20   $    .23   $    .16   $    .15
Distribution from net realized gain....         --           --         --         --         --   $    .36         --
Total dividends........................   $    .50     $   1.07   $   1.07   $   1.07   $   1.10   $   1.39   $   1.02
Less organization and offering expense
 of remarketing of preferred shares....         --           --         --         --         --         --         --
Net asset value, end of year...........   $  12.02     $  12.41   $  12.33   $  12.31   $  12.41   $  11.12   $  13.25
Market value, end of year..............   $  12.69     $  14.63   $  14.13   $  13.13   $  12.63   $  11.00   $  12.75
TOTAL RETURN
Based on net asset value...............        .19%        7.96%      7.57%      6.56%     20.00%     (7.36)%    13.80%
Based on market value..................     (10.32)%      10.60%     15.16%     11.57%     23.55%     (4.66)%     8.00%
RATIOS TO AVERAGE NET ASSETS (excludes
 preferred shares equity)
Expenses...............................       1.13%        1.02%      1.02%      1.06%      1.01%      1.03%       .99%+
Net investment income..................       8.08%        8.04%      8.66%      8.87%      9.22%      9.04%      8.90%+
RATIOS TO AVERAGE NET ASSETS (includes
 preferred shares equity)
Expenses...............................        .77%         .70%       .69%       .72%       .69%       .70%       .69%
Net investment income..................       5.45%        5.47%      5.92%      6.03%      6.23%      6.13%      6.20%
SUPPLEMENTAL DATA
Net assets at end of year
 (in thousands)........................   $465,177     $478,445   $471,179   $466,243   $464,684   $414,790   $493,108
Portfolio turnover rate (annualized)...         32%          17%         7%        26%        19%        12%        17%


                                          FOR THE FISCAL YEARS ENDED NOVEMBER 30,
                                         -----------------------------------------
                                           1992       1991       1990       1989
                                         --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.....  $  11.85   $  11.25   $  11.35   $  11.13
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................  $   1.16   $   1.18   $   1.18   $    .92
Net realized and unrealized gain
 (loss)................................  $    .49   $    .56   $   (.05)  $    .33
Total from investment operations.......  $   1.65   $   1.74   $   1.13   $   1.25
LESS DIVIDENDS
Distribution from net investment income
 to common shareholders................  $    .87   $    .87   $    .87   $    .78
Distribution from net investment income
 to preferred shareholders.............  $    .18   $    .27   $    .36   $    .13
Distribution from net realized gain....        --         --         --         --
Total dividends........................  $   1.05   $   1.14   $   1.23   $    .91
Less organization and offering expense
 of remarketing of preferred shares....        --         --         --   $    .12
Net asset value, end of year...........  $  12.45   $  11.85   $  11.25   $  11.35
Market value, end of year..............  $  12.63   $  12.00   $  11.25         --
TOTAL RETURN
Based on net asset value...............     12.80%     13.55%      7.17%      9.23%
Based on market value..................     12.72%     14.78%      5.58%      2.48%
RATIOS TO AVERAGE NET ASSETS (excludes
 preferred shares equity)
Expenses...............................      1.04%+     1.08%+     1.01%+     1.12%+
Net investment income..................      9.60%+    10.10%+    10.58%+    12.50%+
RATIOS TO AVERAGE NET ASSETS (includes
 preferred shares equity)
Expenses...............................       .71%       .72%       .65%       .62%
Net investment income..................      6.48%      6.76%      6.93%      6.88%
SUPPLEMENTAL DATA
Net assets at end of year
 (in thousands)........................  $461,119   $434,924   $408,698   $407,989
Portfolio turnover rate (annualized)...         5%         4%        15%        38%

---------------
 * Annualized (for the ratios only)

 + Unaudited

Note: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year. Ratios exclude the effect of distributions to preferred shares.

                                    THE FUND

     The Fund is a closed-end, diversified management investment company. The Fund was organized as a Massachusetts business trust on August 3, 1988, and is registered under the 1940 Act. The Fund commenced investment operations on October 20, 1988, upon the closing of an initial public offering of its common shares. On October 31, 1999, the Fund had approximately 38,800,000 common shares outstanding, 10,800 Series A Preferred Shares, 10,700 Series B Preferred Shares, 10,800 Series C Preferred Shares, and 10,700 Series D Preferred Shares and total net assets of approximately $641 million. The Fund's address is 222 South Riverside Plaza, Chicago, Illinois, 60606, and its telephone number is (800) 621-1048.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $49.2 million, after payment of the underwriting commission to the underwriter (Salomon Smith Barney Inc.) and estimated offering costs. These net proceeds will be invested in accordance with the Fund's investment objective and policies. It is presently anticipated that it may take up to three months after completion of this offering before such net proceeds are invested in longer term municipal securities, depending upon market conditions and the availability of appropriate municipal securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                    RATINGS

     It is a condition of the underwriter's obligation to purchase the Series E Preferred Shares that they be rated "aaa" by Moody's and "AAA" by S&P on the date of original issue. As recently described by Moody's, an issue of preferred shares which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As recently described by S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. An S&P credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., Dutch auction or remarketing) will be successful. A "AAA" rating, the highest rating assignable by S&P, indicates an extremely strong capacity to pay preferred stock obligations.

     Ratings are not recommendations to purchase, hold or sell the Series E Preferred Shares, inasmuch as the ratings do not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of October 31, 1999, and as adjusted to give effect to the issuance of the Series E Preferred Shares (including estimated offering expenses and sales loads of $768,900).

                                                               ACTUAL     AS ADJUSTED
                                                              ---------   -----------
                                                                  (IN THOUSANDS)
Shareholders' Equity:
Series A-D Preferred Shares, $0.01 par value, 43,000 shares
authorized and outstanding, as adjusted.....................  $ 215,000    $ 215,000
  Series E Preferred Shares, $0.01 par value, 10,000 shares
     authorized and outstanding, as adjusted................  $      --    $  50,000
  Common shares, $.01 par value, unlimited number of shares
     authorized, 38,808,200 shares outstanding..............  $     388    $     388
  Capital in excess of par value............................  $ 432,748    $ 431,979
  Undistributed net realized loss on investments............  $ (16,401)   $ (16,401)
  Unrealized appreciation of investments....................  $   3,013    $   3,013
  Undistributed net investment income.......................  $   6,413    $   6,413
  Net Assets................................................  $ 641,161    $ 690,392
       Less liquidation value of all preferred shares.......  $(215,000)   $(265,000)
       Net assets attributable to common shares
        outstanding.........................................  $ 426,161    $ 425,392

                               SENIOR SECURITIES

     The table below sets forth certain specified information for the senior securities that are outstanding for the Fund; these securities are the Series A-D Preferred Shares. The total number of shares outstanding, the involuntary liquidating preference and average market value per share has remained the same since the issuance of these securities in 1989. The calculation of asset coverage per share is explained in a note to the table below. The information presented for the fiscal years ended November 30, have been audited by Ernst & Young LLP, the Fund's independent auditors.

                                                       SIX MONTHS
                                                         PERIOD
                                                          ENDED
                                                         MAY 31                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                          1999        -------------------------------------------------------------
SERIES A                                               (UNAUDITED)        1998            1997            1996            1995
--------                                               -----------        ----            ----            ----            ----
Total Number of Shares Outstanding...................      10,800            10,800          10,800          10,800          10,800
Asset Coverage Per Share*............................ $    15,800     $      16,100   $      16,000   $      15,800   $      15,800
Involuntary Liquidating Preference Per Share......... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share....................... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000


                                                                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -------------------------------------------------------------
SERIES A                                                   1994            1993            1992            1991
--------                                                   ----            ----            ----            ----
Total Number of Shares Outstanding...................         10,800          10,800          10,800          10,800
Asset Coverage Per Share*............................  $      14,600   $      16,500   $      15,700   $      15,100
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000   $       5,000   $       5,000


                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -----------------------------
SERIES A                                                   1990            1989
--------                                                   ----            ----
Total Number of Shares Outstanding...................         10,800          10,800
Asset Coverage Per Share*............................  $      14,500   $      14,500
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000

                                                       SIX MONTHS
                                                         PERIOD
                                                          ENDED
                                                         MAY 31                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                          1999        -------------------------------------------------------------
SERIES B                                               (UNAUDITED)        1998            1997            1996            1995
--------                                               -----------        ----            ----            ----            ----
Total Number of Shares Outstanding...................      10,700            10,700          10,700          10,700          10,700
Asset Coverage Per Share*............................ $    15,800     $      16,100   $      16,000   $      15,800   $      15,800
Involuntary Liquidating Preference Per Share......... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share....................... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000


                                                                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -------------------------------------------------------------
SERIES B                                                   1994            1993            1992            1991
--------                                                   ----            ----            ----            ----
Total Number of Shares Outstanding...................         10,700          10,700          10,700          10,700
Asset Coverage Per Share*............................  $      14,600   $      16,500   $      15,700   $      15,100
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000   $       5,000   $       5,000


                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -----------------------------
SERIES B                                                   1990            1989
--------                                                   ----            ----
Total Number of Shares Outstanding...................         10,700          10,700
Asset Coverage Per Share*............................  $      14,500   $      14,500
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000

                                                       SIX MONTHS
                                                         PERIOD
                                                          ENDED
                                                         MAY 31                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                          1999        -------------------------------------------------------------
SERIES C                                               (UNAUDITED)        1998            1997            1996            1995
--------                                               -----------        ----            ----            ----            ----
Total Number of Shares Outstanding...................      10,800            10,800          10,800          10,800          10,800
Asset Coverage Per Share*............................ $    15,800     $      16,100   $      16,000   $      15,800   $      15,800
Involuntary Liquidating Preference Per Share......... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share....................... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000


                                                                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -------------------------------------------------------------
SERIES C                                                   1994            1993            1992            1991
--------                                                   ----            ----            ----            ----
Total Number of Shares Outstanding...................         10,800          10,800          10,800          10,800
Asset Coverage Per Share*............................  $      14,600   $      16,500   $      15,700   $      15,100
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000   $       5,000   $       5,000


                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -----------------------------
SERIES C                                                   1990            1989
--------                                                   ----            ----
Total Number of Shares Outstanding...................         10,800          10,800
Asset Coverage Per Share*............................  $      14,500   $      14,500
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000

                                                       SIX MONTHS
                                                         PERIOD
                                                          ENDED
                                                         MAY 31                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                          1999        -------------------------------------------------------------
SERIES D                                               (UNAUDITED)        1998            1997            1996            1995
--------                                               -----------        ----            ----            ----            ----
Total Number of Shares Outstanding...................      10,700            10,700          10,700          10,700          10,700
Asset Coverage Per Share*............................ $    15,800     $      16,100   $      16,000   $      15,800   $      15,800
Involuntary Liquidating Preference Per Share......... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share....................... $     5,000     $       5,000   $       5,000   $       5,000   $       5,000


                                                                  FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -------------------------------------------------------------
SERIES D                                                   1994            1993            1992            1991
--------                                                   ----            ----            ----            ----
Total Number of Shares Outstanding...................         10,700          10,700          10,700          10,700
Asset Coverage Per Share*............................  $      14,600   $      16,500   $      15,700   $      15,100
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000   $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000   $       5,000   $       5,000


                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30
                                                       -----------------------------
SERIES D                                                   1990            1989
--------                                                   ----            ----
Total Number of Shares Outstanding...................         10,700          10,700
Asset Coverage Per Share*............................  $      14,500   $      14,500
Involuntary Liquidating Preference Per Share.........  $       5,000   $       5,000
Average Market Value Per Share.......................  $       5,000   $       5,000

---------------

* Asset Coverage per share means the total assets of the Fund divided by the total number of Preferred Shares outstanding at the end of the period.

                             PORTFOLIO COMPOSITION

     As of October 31, 1999, approximately 52% of the market value of the Fund's portfolio was invested in long-term municipal securities and approximately 48% was invested in short- and intermediate-term municipal securities. The following tables set forth information with respect to the composition of the Fund's investment portfolio (including contracts to purchase securities but excluding temporary investments) as of October 31, 1999. Portfolio holdings and composition are subject to change.

HOLDINGS                                                      PERCENT
--------                                                      -------
1. Revenue Bonds............................................     71%
2. Pre-Refunded/Escrowed to Maturity Bonds..................     22%
3. General Obligations......................................      7%
4. Cash & Equivalents.......................................      0%

          Average maturity (dollar weighted) of the Fund: 17.1 years.

                              PORTFOLIO STATISTICS
                   (S&P / MOODY'S -- AS OF OCTOBER 31, 1999)+

SECURITIES RATINGS
------------------
AAA/Aaa.....................................................   71%
AA/Aa.......................................................   10%
A/A.........................................................    7%
BBB/Baa.....................................................    9%
BB/Ba.......................................................    1%
Not rated...................................................    2%

+ The ratings of S&P and Moody's represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, and BB ratings. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, and Baa, and Ba ratings.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund seeks to achieve this objective by investing in a diversified portfolio of investment grade tax-exempt municipal securities. Accordingly, the Fund would not ordinarily be a suitable investment for tax-exempt retirement plans or other investors unable to benefit from tax-exempt income. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund, therefore, may not be suitable for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable investments not subject to the alternative minimum tax in light of each investor's tax position. See "Taxation."

PORTFOLIO INVESTMENTS

     As a non-fundamental policy, during normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The Fund will invest substantially all of its net assets in tax-exempt municipal securities rated at the time of purchase within the four highest grades ("Baa" or "BBB" or better) by Moody's or S&P, respectively, or unrated municipal securities which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, municipal securities rated within the four highest grades by Moody's or S&P. The Fund may not invest more than 20% of its net assets in such unrated municipal securities. Municipal securities rated "Baa" or "BBB" are considered "investment grade" securities and are regarded as having an adequate capacity to pay principal and interest, but they do have some speculative characteristics. A general description of Moody's and S&P's ratings of municipal securities is set forth in Appendix A to the SAI. The Fund intends to emphasize investments in municipal securities with longer term maturities (which are generally understood to be securities with maturities in excess of 7 years), but the degree of this emphasis will depend upon market conditions, as perceived by the Adviser, at the time of investment, including the relative yields available on securities of different maturities and expectations of future changes in interest rates. However, the Fund will also engage in hedging practices to the extent deemed appropriate by the Adviser to shorten the effective weighted average maturity of the portfolio. These practices may be limited by certain conditions imposed by Moody's or S&P. See "Rating Agency Guidelines and Asset Coverage."

     The foregoing policies as to ratings of portfolio investments apply only at the time of purchase of a security, and the Fund is not required to dispose of the securities in the event Moody's or S&P subsequently downgrades its assessment of the credit characteristics of a particular issuer.

     During temporary defensive periods (e.g., times when, in the opinion of the Adviser, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which municipal securities are available), the Fund may invest any percentage of its net assets in taxable temporary investments. To the extent permitted by applicable federal income tax law, the taxable income on such investments, if any, will be allocated proportionately between holders of common shares and holders of preferred shares, including the Series E Preferred Shares and the Series A-D Preferred Shares. The Fund will invest only in temporary investments which mature within one year from the date of their purchase by the Fund. Although the Fund's investment policies permit a broader range of temporary investments, so long as Moody's or S&P is rating the Series E Preferred Shares, these investments must be U.S. Treasury securities, securitized receivables, short-term money market instruments, certificates of deposit or other securities. Temporary investments of the Fund may also include repurchase agreements. Further, to the extent the Fund invests during temporary defensive periods in taxable investments, the Fund will not at those times be in a position to achieve its investment objective of tax-exempt income.

     Except as where otherwise indicated, the foregoing investment objective and policies are fundamental policies of the Fund and may not be changed without the approval of both a majority of the outstanding common shares and preferred shares, including the Series E Preferred Shares and the Series A-D Preferred Shares, voting together as a single class and a majority of the preferred shares, including the Series E Preferred Shares and the Series A-D Preferred Shares, voting as a separate class. As used in this Prospectus, a "majority of the outstanding shares" means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

MUNICIPAL SECURITIES

     Municipal securities include debt obligations issued by states, cities, local authorities, possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax. Municipal securities in which the Fund invests, except for temporary investments, bear interest that, in the opinion of bond counsel to the issuer of a given municipal security, is exempt from federal income tax, although the interest may be subject to the alternative minimum tax. The Fund will not typically make an independent determination as to whether a bond produces income exempt from federal income tax.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development, private activity and pollution control bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of those bonds. There are, of course, variations in the security of municipal securities, both within a particular classification and between classifications, depending on numerous factors.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its total assets in lease obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the investment is of a size that will be attractive to institutional investors, and
(5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is required.

     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime or a tax-exempt money market index. As used in this Prospectus, the term municipal securities also includes tax-exempt notes, municipal commercial paper and municipal lease obligations having shorter term maturities, although, as noted above, the Fund intends to emphasize investments in municipal securities with longer term maturities.

     The yields on municipal securities are dependent on a variety of factors, including the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of those municipal securities that they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal securities will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of these issuers may be affected in the future by laws enacted by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or the imposition of other constraints upon enforcement of these obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

ADDITIONAL INVESTMENT PRACTICES

     In connection with the investment objective and policies described above, the Fund may engage in investment and hedging techniques as described below. The Fund may purchase and sell options on municipal securities, as well as purchase municipal securities on a "when-issued" or "forward delivery" basis and enter into repurchase agreements. These hedging practices entail risks and may be changed without shareholder approval. However, these practices are limited by certain conditions imposed by Moody's or S&P. See "Rating Agency Guidelines and Asset Coverage."

     Securities Options Transactions. At times, the Fund may engage in any of the following strategies for hedging purposes with the goal of preserving capital rather than as a means of enhancing income.

     The Fund may engage in options transactions on municipal securities, which may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. The SEC requires that obligations of investment companies, such as the Fund, in connection with option sale positions, must comply with certain segregation or cover requirements which are more fully described in the SAI. There is no limitation on the amount of the Fund's assets which can be used to comply with such segregation or cover requirements.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of municipal securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information will be carefully monitored by the Adviser and verified in appropriate cases.

     It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short term capital gains and a possible decrease in long term capital gains.

     During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option, which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

     As part of its option transactions, the Fund may also use index options, subject to the limitation that the Fund may write (sell) options on up to 25% of its net assets and may purchase put and call options without regard to any percentage limitation. Indices on which the Fund may purchase and sell options include indices on municipal securities. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option. If no active secondary market exists for any index with respect to which the Fund purchases or sells options, such options will be treated as illiquid securities for purposes of the Fund's investment restrictions.

     Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

     Interest Rate and Other Hedging Transactions. In order to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into various hedging transactions, such as financial futures contracts and related options contracts.

     The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the fixed income securities which the Fund may purchase for its portfolio, including interest rate futures contracts on such financial instruments (e.g., futures contracts on U.S. Treasury securities) and interest rate related indices (municipal bond indices), put and call options on such futures contracts and on such financial instruments. The Fund expects to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies.

     The Fund will not engage in the foregoing transactions for speculative purposes, but only as a means to hedge risks associated with management of the Fund's portfolio. Typically, investment in these contracts requires the Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations an amount of cash or specified debt securities, which initially is 1%-3% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Thereafter, the Fund must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

     The SEC generally requires that when the Fund effects transactions of the foregoing nature it must either segregate cash or liquid portfolio securities in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation as to the percentage of the Fund's assets which may be invested in such transactions.

     The Fund will typically enter into a futures contract or related option only if it constitutes a bona fide hedging position under applicable regulations. Otherwise, the Fund will limit its investments in futures contracts and related options so that, immediately after such investment, the sum of the amount of its initial margin deposits on open futures contracts and its premiums on open options contracts will not exceed 5% of the Fund's total assets at current value. The Fund may, however, invest more than such amount in the future if it obtains authority to do so from the appropriate regulatory agencies without rendering the Fund a commodity pool operator or adversely affecting its status as an investment company for federal securities law or income tax purposes.

     All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by disposing of the obligations. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses. Although the contemplated use of these contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain which might result from an increase in the value of such security. Finally, the daily deposit requirements in future contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict movements in the direction of interest rates and other factors affecting markets for securities. If the expectations of the Adviser are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

     New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

     Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be taxable income of the Fund. To the extent permitted by applicable federal income tax law, such income will be allocated to the holders of common shares. See "Taxation."

     If the Fund is engaged in hedging transactions and the expectation of the Adviser of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gains may be decreased or its potential capital losses may be increased. The Fund's use of options on securities and securities indices, futures contracts, options on futures contracts, and other hedging strategies will result in the loss of principal under various market conditions (e.g., declining interest rates) and will involve other risks.

     When-Issued And Forward Delivery Securities. Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for or start receiving interest on the securities until they are received. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in shorter term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer term securities.

     These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

     The SEC generally requires that when the Fund effects transactions of the foregoing nature it must either segregate cash or liquid portfolio securities in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. The Fund's Trustees will consider the creditworthiness of the vendor when evaluating whether to enter into a repurchase agreement and thereafter the creditworthiness will be monitored. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon.

     Inverse Floaters. The Fund may invest in inverse floaters, also called residual interest bonds, whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Although generally volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed income bonds with comparable credit quality, coupon, call provisions, and maturity.

                           PRINCIPAL INVESTMENT RISKS

     Interest Rate and Market Risk. The prices of municipal securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than do securities with shorter maturities. This risk is usually greater when inverse floaters are held by the Fund. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in very short-term securities.

     The Fund may invest in inverse floaters. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on inverse floaters will fluctuate in response to changes in prevailing short-term interest rates. Thus, when these bonds are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds.

     Income Risk. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop and/or the Fund purchases securities with lower interest coupons, the Fund's income available over time to make dividend payments on Series E Preferred Shares could decline. This risk is magnified when prevailing short-term interest rates increase and the Fund holds inverse floaters.

     Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace the called security with a lower yielding security.

     Secondary Market and Liquidity Risk. At times, a substantial portion of the Fund's assets may be invested in securities that are held by a relatively limited number of institutional investors, including the Fund and various accounts managed by the Adviser. Given the relatively limited number of holders of such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some municipal securities (including inverse floaters and issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal securities. No established resale market exists for certain of the municipal securities in which the Fund may invest.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, where, for example, the Fund tenders for its common shares, and may result in the Fund borrowing to meet short-term cash requirements.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of a Series E Preferred Share investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Series E Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on Series E Preferred Shares would increase, tending to offset this risk.

     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of "aaa" or "AAA" to Series E Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in the Series E Preferred Shares. A rating agency could downgrade the Series E Preferred Shares, which may make the shares less liquid in the remarketing process or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the Series E Preferred Shares, or if the asset coverage for the Series E Preferred Shares declines to less than 200%, the Fund is required to alter its portfolio or redeem the Series E Preferred Shares. The Fund may voluntarily redeem the Series E Preferred Shares under the circumstances described in the SAI.

     If an attempt is made to sell the Series E Preferred Shares through a broker-dealer between remarketings, any or all of the shares may not be able to be sold, or they may not be able to be sold for $5,000 per share or $5,000 per share plus accumulated dividends. Changes in interest rates could affect the price on shares sold in the secondary market. Broker-dealers that maintain a secondary market for Series E Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either a remarketing or an attempted secondary market sale fails because of lack of buyers. The Series E Preferred Shares are not registered on a stock exchange or on the National

Association of Securities Dealers Automated Quotations System ("NASDAQ") stock market. If the Series E Preferred Shares are sold to a broker-dealer between remarketings, the sale price of the shares sold may be less than their original purchase price, especially when market interest rates have risen since the last remarketing. Accrued dividends on the Series E Preferred Shares, however, should at least partially compensate for the increased market interest rates.

     Year 2000 Issue. Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue ("Y2K Issue"). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has engaged in a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the issuers whose securities are held by the Fund or on global markets or economies generally.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Fund will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on the last business day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

                    DESCRIPTION OF SERIES E PREFERRED SHARES

     The following is a brief description of the Series E Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and its Certificate of Designation. Copies of the Declaration of Trust and the Certificate of Designation are filed as exhibits to the Fund's Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described in the section entitled "Further Information."

GENERAL

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common shares nor holders of any series of preferred shares have pre-emptive rights to purchase any preferred shares that might be issued. It is anticipated that the net asset value per share of preferred shares will equal their original purchase price per share plus accumulated dividends per share.

     Under the Declaration of Trust, the Fund is authorized to issue an unlimited number of Series E Preferred Shares. The Fund's Certificate of Designation authorizes the issuance of 10,000 Series E Preferred Shares. The Series E Preferred Shares will have a liquidation preference of $5,000 per share, plus an amount equal to accumulated dividends.

     When issued and sold, the Series E Preferred Shares will be fully paid and non-assessable by the Fund and will not, by their terms, be convertible into or exchangeable for shares of another class or have preemptive rights. The Series E Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below. The Series E Preferred Shares are also subject to redemption at the option of the Fund provided certain conditions are met.

     The Series E Preferred Shares will be issued, offered, remarketed and traded only in units of 20 or more shares with a minimum liquidation preference of $100,000 or integral multiples of $5,000 in excess of $100,000.

     The issuance of Series E Preferred Shares will create additional leverage, which will affect the amount of income available for distribution on the common shares and the net asset value of the common shares. The applicable dividend rates on the Series E Preferred Shares and the Series A-D Preferred Shares could exceed both the current yield on the Fund's portfolio investments and the yield received on investments made with the proceeds of the offering.

     Payments to the owners of shares remarketed will be made solely from the proceeds of remarketing. Neither the Fund nor the remarketing agent will be obligated to provide funds to make payment to the owners of Series E Preferred Shares tendered for remarketing. There can be no assurance that any or all Series E Preferred Shares will be remarketed.

     The Fund will take all reasonable action necessary so that, at all times, one or more investment banks, brokers, dealers or other organizations qualified to remarket the Series E Preferred Shares and to establish dividend rates as herein provided is acting as remarketing agent for the Series E Preferred Shares. For the consequences of the failure to appoint a remarketing agent, see "-- Dividend Periods and Dividend Rates" below.

DIVIDEND PERIODS AND DIVIDEND RATES

     Dividend Periods. Series E Preferred Shares will normally have a dividend period of 28 days. In addition, if the 28th day of the dividend period for the Series E Preferred Shares is a day which is not immediately preceding a business day, then that dividend period shall end on the next day which immediately precedes a business day and the subsequent dividend period shall be decreased by the number of days by which such dividend period was increased, subject to the requirement that the subsequent dividend period must end on a day immediately preceding a business day. Further, if a dividend period, which is not a seven-day period, is immediately preceded by a dividend period consisting of seven days (a seven-day dividend period) then such dividend period shall be decreased or increased by the smallest number of days, if any, necessary for the dividend period to end on the day the dividend period would have ended if it had not been immediately preceded by a seven-day dividend period. Subject to the foregoing, the remarketing agent, in its discretion, may from time to time, adjust the normal 28-day dividend period for the Series E Preferred Shares to a period not less than seven days nor more than 30 days to assist in the remarketing process and the dividend period shall, as soon as possible, thereafter be adjusted so as to return to the normal 28-day dividend period ending on the day it would have ended absent the adjustment.

     Unless an owner has given irrevocable notice to the contrary to the remarketing agent, an owner will be deemed to have tendered its shares for sale by remarketing on the day following the last day of the dividend period with respect to its shares.

     Determination of Dividend Rates. Dividend rates for the Series E Preferred Shares will be established by the remarketing agent. The rates so established will be conclusive and binding on the Fund and the owners of the Series E Preferred Shares. The remarketing agent will establish a dividend rate for each dividend period (other than a seven-day dividend period) for the Series E Preferred Shares which it determines will be the lowest rate which would permit such shares to be remarketed at $5,000 per share, subject to a maximum dividend rate.

     In establishing the dividend rate, the remarketing agent will take into account the following remarketing conditions: (i) short-term and long-term market rates and indices of short-term and long-term rates; (ii) market supply and demand for short-term and long-term securities; (iii) yield curves for short-term and long-term securities comparable to the Series E Preferred Shares;
(iv) industry and financial conditions which may affect the Series E Preferred Shares; (v) the number of shares to be remarketed; (vi) the number of potential purchasers; (vii) if the Fund has notified the remarketing agent of its intent to allocate income taxable for Federal income tax purposes to the Series E Preferred Shares prior to the determination of the dividend rate for that dividend period, the effect of any Federal income tax on the allocated income at the highest rate applicable to corporations or individuals, whichever is greater, and (viii) the dividend rate at which current and potential owners would remain or become owners.

     In certain circumstances, Series E Preferred Shares could have one or more seven-day dividend periods. This would occur if, for any reason, the full amount of dividends payable on the Series E Preferred Shares is not declared as a dividend by the last business day of any dividend period or if, for any reason, funds for the payment of the full amount of dividends payable on the Series E Preferred Shares are not deposited with the agent appointed by the Fund to pay dividends and other amounts due on Series E Preferred Shares by the last business day of any dividend period. During any such seven-day dividend period, all Series E Preferred Shares will be entitled to dividends at a special "non-payment rate" until the last day of the next succeeding seven-day dividend period during which dividends have been paid or so deposited. This non-payment rate is equal to 200% of the commercial paper rate, which is the interest rate on 60-day commercial paper placed on behalf of issuers whose corporate bonds are rated "Aa" by Moody's, "AA" by S&P or the equivalent of either such rating by another rating agency, subject to certain adjustments and qualifications set forth in the Fund's Certificate of Designation.

     If the remarketing agent fails to establish a dividend rate of the Series E Preferred Shares or there is no remarketing agent, the Series E Preferred Shares will have successive seven-day dividend periods and will be entitled to dividends at the maximum dividend rate. This will continue until the first day of the next succeeding dividend period during which all such shares that have been tendered for remarketing have been remarketed on the first day of the period. In the unlikely event that the Fund is unable to retain a qualified remarketing agent for an extended period of time, taking into account the maximum dividend rate and the possibility of retaining a qualified remarketing agent, the Fund will consider redeeming Series E Preferred Shares under the optional redemption provision.

     The "maximum dividend rate" is 110%, increasing on the seventh day of a period in which the rate is the maximum dividend rate to 125%, of the commercial paper rate. The maximum dividend rate will then decrease to 110% of the commercial paper rate on the day that the dividend rate for the Series E Preferred Shares is determined to no longer be the maximum dividend rate.

     Calculation of Dividends. Dividends will be cumulative from the date of original issue and will be payable on each dividend payment date in arrears, when, as and if declared by the Board of Trustees of the Fund. Dividends will be paid out of available funds, to the registered owner as of the fifth day preceding the dividend payment date. Dividends will be calculated on the basis of a year of 365/366 days for the actual number of days elapsed. Dividends will be payable on the day following the last business day of such dividend period.

     Payment of Dividends. Not later than 12:00 Noon, New York City time, on the business day preceding the dividend payment date for the Series E Preferred Shares, the Fund, will deposit with the paying agent sufficient funds for the payment of the dividends, if such funds are available. The Fund will also give to the paying agent instructions to apply the funds to the payment of dividends on the dividend payment date. Each dividend will be paid to the registered owner of Series E Preferred Shares as of the close of business on the record date, which is the fifth day preceding such dividend payment date. Dividends in arrears for any past dividend period may be declared by the Board of Trustees of the Fund and paid on any date fixed by the Board of Trustees, whether or not a regular dividend payment date, to registered owners of Series E Preferred Shares on the record date which shall not be more than 15 days before a dividend payment date. Nonetheless, no dividends may be declared on any Series E Preferred Share, unless full cumulative dividends have been or contemporaneously are being paid or provided for on all preferred shares through all dividend payment dates prior to a declaration. If all dividends in arrears on all preferred shares have not been declared and paid, or funds for the payment thereof set apart, payment of dividends in arrears will be made in order of dividend payment dates, commencing with the earliest. If the amount of any payment does not fully provide for all dividends in arrears, the payment shall be applied in the manner described in the preceding sentence, and with respect to any dividend payment date as to which all dividends in arrears are not to be paid, any partial payment will be made pro rata with respect to all preferred shares entitled to a dividend payment as of the dividend payment date in proportion to the aggregate amounts remaining due with respect to such preferred shares as of the dividend payment date. Owners of Series E Preferred Shares shall not be entitled to any dividends in excess of full cumulative dividends. No interest or sum of money in lieu of interest shall be payable with respect to any dividend payment which may be in arrears.

     Gross-Up Payments. Holders of preferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate of Designation, and applicable law, dividends in an amount equal to the aggregate gross-up payments as follows:

     If, in the case of any dividend period of 28 days or less, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Series E Preferred Shares (a taxable allocation) without having given advance notice thereof to the remarketing agent as provided below, solely by reason of the fact that the allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Series E Preferred Shares or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the remarketing agent and direct the Fund's dividend disbursing agent for the Series E Preferred Shares to send notice with a gross-up payment to each holder of the shares that was entitled to such dividend payment during the calendar year at the holder's address as the same appears or last appeared on the record books of the Fund.

     If, in the case of any dividend period of more than 28 days, the Fund makes a taxable allocation to a dividend paid on Series E Preferred Shares, the Fund shall, prior to the end of the calendar year in which the dividend was paid, provide notice thereof to the remarketing agent and direct the Fund's dividend disbursing agent for the Series E Preferred Shares to send notice with a gross-up payment to each holder of shares that was entitled to such dividend payment during the calendar year at the holder's address as the same appears or last appeared on the record books of the Fund.

     The Fund shall not be required to make gross-up payments with respect to any net capital gains or other taxable income determined by the United States Internal Revenue Service ("IRS") to be allocable in a manner different from that allocated by the Fund.

     A "gross-up payment" in respect of any dividend means payment to a holder of Series E Preferred Shares of an amount which, giving effect to the taxable allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the taxable allocations and the gross-up payment) to be equal to the after-tax return the holder would have received if no such taxable allocations had occurred. Such gross-up payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Series E Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each holder of shares of Series E Preferred Shares is taxable at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time of such gross-up payment is made.

     Whenever the Fund intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on Series E Preferred shares, the Fund shall, in the case of a dividend period of 28 days or less, and may, in the case of any other dividend period greater than 28 days, notify the remarketing agent of the amount to be so included not later than the dividend payment date next preceding the last day of the dividend period on which the dividend rate for such dividend is to be established (the allocation notice date). Whenever the remarketing agent receives notice from the Fund, it will be required in turn to notify each broker-dealer that is participating in the remarketing process pursuant to a broker-dealer agreement, who, on or prior to such allocation notice date, in accordance with its broker-dealer agreement, will be required to notify its beneficial owners and potential beneficial owners of Series E Preferred Shares believed by it to be interested in purchasing Series E Preferred Shares in the remarketing process.

     Method of Dividend Payment. Dividends on the Series E Preferred Shares will be paid to The Depository Trust Company which will credit such dividends to the accounts of its members on behalf of the beneficial owners of the shares as of the business day preceding the dividend payment date. Payments will be made in accordance with The Depository Trust Company's normal procedures, which currently provide for payments in same-day funds.

VOTING RIGHTS

     Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, will vote together with holders of common shares as a single class. Each preferred share, including Series E Preferred Shares and Series A-D Preferred Shares, will have one vote per preferred share and each common share will have one vote per common share. As a result, the holders of preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, will have minority voting power when they vote together with the holders of common shares. Series E Preferred Shares and Series A-D Preferred Shares and other preferred shares, to the extent such other shares are issued by Fund, will have the same voting rights and be a part of the same class as the preferred shares.

     In connection with the election of the Fund's Board of Trustees, holders of preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting as a separate class, shall be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of common shares and preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding preferred shares are unpaid in an amount equal to two full years' dividends applicable to those shares, then the number of Trustees of the Fund will automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Board of Trustees. If such situation occurs, at a special meeting of shareholders called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting as a separate class, will be entitled to elect additional Trustees. Such election will allow the preferred shareholders to elect the smallest number of additional Trustees that will provide for a majority of the total Board of Trustees to be elected exclusively by holders of preferred shares. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, for all past dividend periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect in any event) will terminate automatically.

     The affirmative vote of the holders of a majority of all outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect such preferences, rights or powers of the preferred shares or any series thereof, authorized to be issued. The affirmative vote of the holders of a majority of all outstanding preferred shares or series of shares as the case may be, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Additional Information About Investments and Investment Techniques" and "Investment Restrictions" in the SAI. The class vote of holders of preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of common shares and preferred shares necessary to authorize the action in question.

     Each series of preferred stock will be entitled to vote as a separate class on those matters that materially affect that series in a manner different from that of other series or classes of the Fund's shares. As examples, each series will have the right to vote as a separate series to veto any proposed amendment to Fund's Declaration of Trust or any provision of a plan of merger or share exchange that would cause any of the following results: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of another class or series for the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; or (6) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. In addition, each series will be entitled to vote as a separate class where the shares of that series are to be exchanged for the shares of another corporation pursuant to a plan of share exchange. All or certain of the series will vote collectively as one class with respect to the matters which materially affect such series in the same manner: e.g., creation of a new class or series of shares having rights and preferences prior and superior to the shares of some or all of the existing series, or an increase in the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of some or all of the existing series.

     So long as any preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, are outstanding, the Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the outstanding preferred shares, in person or by proxy, in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     The foregoing voting provisions will not apply to any Series E Preferred Shares if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series E Preferred Shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

REDEMPTION

     The Series E Preferred Shares may not be redeemed other than in whole, unless, at the redemption date, all accumulated dividends on the outstanding Series E Preferred Shares for all past dividend periods have been or are contemporaneously paid or sufficient funds have been set aside for the payment thereof.

     Optional Redemption. Any Series E Preferred Share may be redeemed with funds available therefor, at the option of the Fund, upon notice mailed by first class mail to its record owner no more than 60 and no less than 10 days prior to the date fixed for redemption (i) in whole or in part, on the second business day preceding any dividend payment date for such shares, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate of Designation and applicable law, at the redemption price of $5,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that Series E Preferred Shares may not be redeemed in part if after such partial redemption fewer than 2,500 shares remain outstanding (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate of Designation and applicable law, on the first day following any dividend period at a redemption price of $5,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $5,000 per share plus accumulated dividends on the date fixed by the Board of Trustees for redemption (whether or not declared), certain of the Series E Preferred Shares to the extent permitted under the 1940 Act and Massachusetts law, if the Rating Agency Required Asset Coverage (the asset coverage required by S&P and Moody's) is not met for eight consecutive business days or if the Fund fails to maintain the 1940 Act Asset Coverage (the asset coverage required by the 1940 Act) and such failure is not cured on or before the 1940 Act Cure Date (the last business day of the following month). Each such eighth consecutive business day and the 1940 Act Cure Date is herein referred to as a "Cure Date." The number of Series E Preferred Shares to be redeemed will be equal to the lesser of (a) the minimum number of Series E Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would, together with all other series of the Fund's preferred shares subject to redemption, result in the satisfaction of the Rating Agency Required Asset Coverage or the 1940 Act Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no minimum number of shares the redemption of which would have such result, all Series E Preferred Shares then outstanding will be redeemed) and (b) the maximum number of Series E Preferred Shares, together with all other shares of the Fund's preferred shares subject to redemption, that can be redeemed out of funds expected to be available therefor. In determining the number of shares of Series E Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number required to achieve the Rating Agency Required Asset Coverage or the 1940 Act Asset Coverage, as the case may be, pro rata among each series of preferred shares except as set forth below.

     The Fund is required to effect such a mandatory redemption not later than 30 days after such Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds available for the redemption of all of the required number of Series E Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption within 30 days after such Cure Date, the Fund will redeem those Series E Preferred Shares which it was unable to redeem on the earliest practicable date on which the Fund will have such funds available, upon like notice to record owners of Series E Preferred Shares and the paying agent. The Fund is required to mail notice of redemption to the record owners of Series E Preferred Shares and the paying agent at least 10 days prior to a Mandatory Redemption Date. By 12:00 p.m. New York City time of the business day immediately following the Cure Date, the Fund will deposit with the paying agent funds sufficient to redeem the specified number of preferred shares.

     Redemption Procedure. Notice of redemption will be addressed to the registered owners of the Series E Preferred Shares at their addresses appearing on the records of the Fund. The notice will set forth: (i) the redemption date;
(ii) the number and identity of Series E Preferred Shares to be redeemed; (iii) the redemption price (specifying the amount of accumulated dividends to be included therein); (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (v) the provision of the Certificate of Designation under which redemption shall be made; and (vi) the place or places where owners may surrender Series E Preferred Shares and obtain payment of the redemption price. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings of preferred shares as to which no defect shall have occurred.

     If fewer than all of the Series E Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund by lot or such other method as is fair and equitable, subject to the requirements that after such redemption, no owner may hold fewer than 20 shares and in the case of a mandatory redemption, preferred shares must be redeemed pro rata among all series.

     By 12:00 p.m. New York City time on the date on which notice is given as described under "--Optional Redemption" (or on such date as may be required in a mandatory redemption), the Fund will deposit funds sufficient to redeem the Series E Preferred Shares to be redeemed and will give the paying agent instructions and authority to apply such funds to the payment of the redemption price upon surrender of such shares. Upon the failure of the Fund to deposit such funds, the Fund will liquidate portfolio securities in an amount which will enable it to make such deposits and will deposit the proceeds of such sales in accordance with the preceding sentence. Neither the Series E Preferred Shares to be redeemed nor the funds so deposited with the paying agent shall be included or reflected in any calculation of Rating Agency Required Asset Coverage as of a business day occurring on or subsequent to the date of such deposit.

     If notice of redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive, from time to time, from the paying agent the interest, if any, earned on such funds deposited with the paying agent and the owners of shares so redeemed will have no claim to any interest. Any funds so deposited which are unclaimed one year after the redemption date will be paid by the paying agent to the Fund upon its request. Thereupon, the paying agent will be relieved of all responsibility to the owners of shares and the owners may look only to the Fund for payment.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the owners of all series of preferred shares, in preference to the holders of the common shares, will be entitled to a payment, out of the assets of the Fund, or the proceeds thereof available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount of $5,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. After payment of the full amount of the liquidation distribution, the owners of the preferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to shareholders, after satisfaction of claims of creditors of the Fund, are insufficient to pay in full the liquidation distribution to which owners of any preferred shares are entitled, the assets or the proceeds thereof will be distributed among the owners of all the preferred shares ratably.

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the preferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of common shares and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect to the common shares. A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund, provided that consolidation, merger, sale, lease or exchange does not adversely affect any designation right, preference or limitation of the preferred shares or any shares issuable in exchange for preferred shares in any consolidation merger.

     Series E Preferred Shares and Series A-D Preferred Shares and other preferred shares, to the extent other shares are issued by the Fund, will share equally and on a pro rata basis with all the preferred shares then outstanding in connection with any liquidation, dissolution or winding up of the Fund.

                  RATING AGENCY GUIDELINES AND ASSET COVERAGE

     So long as the Series E Preferred Shares are outstanding, the composition of the Fund's portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares of "aaa" from Moody's and "AAA" from S&P. Moody's and S&P issue ratings for various securities reflecting the perceived creditworthiness of securities. The guidelines are designed to ensure that assets underlying outstanding preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but will be adopted by the Fund in order to receive the above-described ratings for the Series E Preferred Shares. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

     The Fund intends to maintain assets having an aggregate value at least equal to the rating agency required asset coverage. The value of these assets will be determined by the Fund in accordance with guidelines established by the Trustees of the Fund from time to time, by applying the greater of the discounts required under guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating on the Series E Preferred Shares from Moody's of "aaa" and from S&P of "AAA." To the extent any particular portfolio asset does not satisfy the applicable Moody's and S&P guidelines, as the same may be modified by the applicable agency from time to time, it will not be included for purposes of calculating whether the rating agency required asset coverage is met. Upon any failure to maintain such rating agency required assets, the Fund will seek to alter the composition of its portfolio to meet the

Rating Agency Required Asset Coverage on or prior to the Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. To the extent any such failure is not cured in a timely manner, Series E Preferred Shares will be subject to redemption. See "Description of Series E Preferred Shares -- Redemption."

     So long as S&P is rating any of the Series E Preferred Shares and any of the Series A-D Preferred Shares and so long as any Series E Preferred Shares or Series A-D Preferred Shares are outstanding, the Fund will not issue any additional shares of any series of preferred shares or any class or series of shares ranking prior to the Series E Preferred Shares or Series A-D Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any preferred shares previously purchased by the Fund, unless it has received written confirmation from S&P that any such issuance would not impair the ratings then assigned by S&P to such shares. Also, the Fund will not, without written permission from S&P, engage in any short sales of securities, lend securities, merge or consolidate into or with any corporation, or use a pricing service not approved by S&P.

1940 ACT ASSET COVERAGE

     The Fund is required under the Certificate of Designation and the 1940 Act to maintain as of the last business day of each month in which any preferred shares are outstanding, asset coverage of at least 200% with respect to senior securities which are stock (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock). If the Fund fails to maintain the 1940 Act Asset Coverage and such failure is not cured as of the 1940 Act Cure Date, the Fund will be required under certain circumstances to redeem preferred shares. See "Description of Series E Preferred Shares -- Redemption."

     Based on the composition of the Fund's portfolio and market conditions as of October 31, 1999, the 1940 Act Asset Coverage with respect to the Series E Preferred Shares, assuming the issuance on the date hereof of all the Series E Preferred Shares, would be computed as follows:

Value of Fund assets less liabilities not constituting
  senior securities                                          $690,392,516
                                                          =                   =   261%
------------------------------------------------------        -----------
Senior securities representing indebtedness plus
  liquidation value of all preferred shares                  $265,000,000

                    REMARKETING OF SERIES E PREFERRED SHARES

TENDER FOR SALE BY REMARKETING; RETENTION OF SHARES

     So that no owner, through inadvertence, may fail to tender any Series E Preferred Share for remarketing at the end of a dividend period, each Series E Preferred Share will be deemed to have been automatically tendered for sale by remarketing on the day following the last day of each dividend period, unless the owner thereof shall have given irrevocable notice to the contrary to the remarketing agent. Any notice by the owner shall be irrevocable when given. Notice may be telephonic or written and must be delivered prior to 3:00 p.m., New York City time, on the last business day of a dividend period. An owner may not tender a portion of a unit of Series E Preferred Shares unless the owner both tenders at least 20 shares of the unit and retains at least 20 shares of the unit. Thus, a shareholder holding more than 20 but less than 40 shares must tender all or none of such shares.

     The failure to give notice of an election to retain any Series E Preferred Shares will constitute the irrevocable tender for sale by remarketing of such shares. An owner who has not given notice that it will retain its Series E Preferred Shares will have no further rights with respect to its shares upon the remarketing of the shares, except the right to receive any declared but unpaid dividends thereon and the proceeds of their remarketing.

     An owner who elects to retain Series E Preferred Shares will hold them at the dividend rate as shall be determined by the remarketing agent. Prior to making its decision to retain any shares, an owner may obtain from the remarketing agent a non-binding indication with respect to the dividend rate applicable to the next dividend period. The actual dividend rate for the dividend period may be greater than or less than the rate indicated in the non-binding indication (but not greater than the maximum dividend rate) and will not be determined until after a holder is required to elect to retain its Series E Preferred Shares or a new purchaser is required to agree to purchase the Series E Preferred Shares.

THE REMARKETING PROCESS

     The remarketing agent will use its best efforts, on behalf of the owners of Series E Preferred Shares, to remarket all shares tendered for sale by remarketing, provided, however, that the remarketing agent will not be obligated to remarket such shares under the circumstances described under the caption "The Remarketing Agent." Each Series E Preferred Share will be remarketed at $5,000 per share. The remarketing agent may purchase tendered shares for its own account. See "The Remarketing Agent." Remarketing will be done without charge to the owners. During remarketing, the remarketing agent may divide or combine units of shares tendered.

     The remarketing process will be conducted on the following schedule (all times are New York City time):

Last Business Day of a Dividend Period:
Beginning Not Later Than 1:00    The remarketing agent will determine and, upon request, make
  p.m.:                          available to all interested persons, non-binding indications of the dividend rate based upon then current remarketing
                                 conditions.
By 3:00 p.m.:                    Owners of Series E Preferred Shares will be deemed to have tendered shares for remarketing at $5,000 per share unless they have given contrary instructions to the remarketing
                                 agent.
After 3:00 p.m.:                 The remarketing agent will solicit and receive orders from prospective investors to purchase tendered Series E
                                 Preferred Shares. The remarketing agent will establish a
                                 dividend rate, which will be the lowest rate, not in excess of the maximum dividend rate, which it determines will
                                 permit the remarketing of the Series E Preferred Shares at
                                 $5,000 per share.
First Day of Next Dividend Period:
Opening of Business:             The remarketing agent will continue, if necessary,
                                 remarketing shares as described above.
By 1:00 p.m.:                    The remarketing agent will have completed remarketing and
                                 will advise the owners as to the dividend rate applicable to the dividend period commencing on that day and of any
                                 failure to remarket.
By 2:30 p.m.:                    New owners must deliver the purchase price as instructed by the remarketing agent. Former owners will be paid the
                                 proceeds of the remarketing of their shares.

SETTLEMENT

     Settlement of transactions will take place on the day of remarketing, which is the first day of each dividend period, in accordance with the normal procedures of The Depository Trust Company, which provides for receipt of and payment to the record owners in same day funds.

LIQUIDITY -- EFFECT OF FAILED REMARKETING

     In order to maintain a liquid market for the Series E Preferred Shares on the date of tender, the remarketing agent will establish a dividend rate, which will be the lowest rate not in excess of the maximum dividend rate, which it determines will permit the remarketing of Series E Preferred Shares at $5,000 per share. Nevertheless, if for any reason a unit of Series E Preferred Shares is not remarketed at $5,000 per share on the day of its tender, those shares will be retained by their owner and any Series E Preferred Shares to be sold will be selected from those tendered pro rata or in such other manner as the remarketing agent deems appropriate so that no owner will beneficially own less than one unit. If one or more units of Series E Preferred Shares are not remarketed, all Series E Preferred Shares will have successive seven-day dividend periods and all Series E Preferred Shares will be entitled to dividends at the maximum dividend rate, until the first day of the next successive dividend period on the first day of which all Series E Preferred Shares tendered for remarketing have been remarketed.

     PAYMENTS TO THE OWNERS OF SERIES E PREFERRED SHARES REMARKETED WILL BE MADE SOLELY FROM THE PROCEEDS OF REMARKETING. NEITHER THE FUND NOR THE REMARKETING AGENT WILL BE OBLIGATED TO PROVIDE FUNDS TO MAKE PAYMENT TO THE OWNERS OF SERIES E PREFERRED SHARES TENDERED FOR REMARKETING. THERE CAN BE NO ASSURANCE THAT ANY OR ALL SERIES E PREFERRED SHARES WILL BE REMARKETED.

SECONDARY MARKET

     The remarketing agent has advised the Fund that it intends to make an over-the-counter secondary market in the Series E Preferred Shares outside of remarketings. The remarketing agent would earn customary brokerage commissions for trades in the secondary market, which would be in addition to the annual remarketing fee paid by the Fund. However, the remarketing agent has no obligation to make a secondary market in the Series E Preferred Shares outside of remarketings, and there can be no assurance that a secondary market for the Series E Preferred Shares will develop or, if it does develop, that it will provide holders with liquidity of investment. If the remarketing agent purchases Series E Preferred Shares in the secondary market or in a remarketing, it may be in a position of owning Series E Preferred Shares subject to a remarketing at the time it determines the applicable dividend rate in a remarketing and may tender shares in such remarketing. As a result, the remarketing agent has a potential conflict of interest in establishing the dividend rate.

                               BOOK ENTRY SYSTEM

     The Depository Trust Company initially will act as securities depository for the remarketing agent with respect to the Series E Preferred Shares. So long as The Depository Trust Company is the securities depository, one certificate for the Series E Preferred Shares will be registered in the name of Cede & Co. ("Cede"), as nominee of the security depository, and Cede will be the holder of record of all of the Series E Preferred Shares. The Depository Trust Company, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own The Depository Trust Company. The Depository Trust Company maintains lists of its participants and will maintain the positions (ownership interests) held by the remarketing agent in the Series E Preferred Shares, whether as a holder for its own account or as a nominee for another holder.

                             THE REMARKETING AGENT

     The Fund will take all reasonable action necessary so that, at all times, one or more investment banks, brokers, dealers or other organizations qualified to remarket the Series E Preferred Shares and to establish dividend rates is acting as remarketing agent for the Series E Preferred Shares. Salomon Smith Barney Inc. will be the initial remarketing agent for the Series E Preferred Shares.

     Pursuant to a remarketing agreement (an agreement between the Fund and the remarketing agent) the remarketing agent will provide to owners, dealers and prospective purchasers current information as to dividend rates with respect to the Series E Preferred Shares. The remarketing agent will receive negotiable per annum fees from the Fund. Initially, this fee will be established at 0.25% of the assets of the Fund attributable to the outstanding Series E Preferred Shares. In addition to such fees, the Fund will reimburse the remarketing agent for reasonable out-of-pocket expenses, such as legal fees, incurred in connection with the performance of its duties.

     The remarketing agent will act as agent for the owners of the Series E Preferred Shares in connection with the remarketing of such shares. The performance of its duties by the remarketing agent and the right of the remarketing agent to purchase the Series E Preferred Shares for its own account may result in conflicts of interest. The remarketing agent intends to resolve any such conflicts which may arise by remarketing all shares tendered by other owners before remarketing any shares owned by it.

     The remarketing agent may resign and be relieved from its duties under the remarketing agreement on 30 days prior written notice delivered to the Fund, and the Fund may remove the remarketing agent provided that the Fund gives at least 30 days prior written notice to the remarketing agent of such removal. In addition, the remarketing agent may terminate the remarketing agreement with immediate effect, if any of the conditions described in the immediately succeeding paragraph under which the remarketing agent is not obligated to remarket the Series E Preferred Shares shall occur. Any successor remarketing agent must be an investment bank, broker, dealer or other organization qualified to remarket the Series E Preferred Shares and to establish dividend rates and must have entered into a remarketing agreement with the Fund. For the consequences of the failure to appoint a successor remarketing agent. See "Description of Series E Preferred Shares -- Dividend Periods and Dividend Rates."

     The remarketing agent is not obligated to remarket the Series E Preferred Shares if there is a material misstatement or omission in any disclosure document provided by the Fund in connection with the remarketing of the Series E Preferred Shares or if at any time the remarketing agent has determined that it is not advisable to remarket the Series E Preferred Shares by reason of: (i) a pending or proposed change in applicable tax laws; (ii) a material adverse change in the financial condition of the Fund; (iii) a banking moratorium; (iv) domestic or international hostilities; (v) a downgrading or withdrawal of one or more of the ratings of the Series E Preferred Shares; (vi) an imposition of material restrictions on the Series E Preferred Shares or similar obligations;
(vii) an amendment of the Fund's Declaration of Trust, Certificate of Designation or its By-Laws which, in the opinion of the Remarketing Agent, materially and adversely changes the nature of the Series E Preferred Shares or the remarketing procedures; or (viii) a failure by the Fund, on any dividend payment date for any Series E Preferred Share, to have paid, or set apart with the paying agent, funds for the payment of, the dividend on such Series E Preferred Share on such date.

     Broker-dealer Participation in Remarketing. Broker-dealers which obtain purchasers of Series E Preferred Shares will be paid a commission by the remarketing agent based upon the number of shares sold, which will not be in excess of the amount of the remarketing fee to be paid to the remarketing agent. Broker-dealers also will be paid a commission on the same basis with respect to each consecutive additional dividend period for which Series E Preferred Shares are held by owners obtained by them. Salomon Smith Barney Inc. will be acting as a broker-dealer in connection with the remarketing of the Series E Preferred Shares.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement, as described below, is the responsibility of the Fund's Board of Trustees under the laws of the Commonwealth of Massachusetts.

INVESTMENT ADVISER

     Scudder Kemper Investments, Inc., the global investment management business of Zurich Financial Services, is one of the largest and most experienced investment counsel firms in the world, managing assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. Zurich Financial Services Group is a financial services holding company incorporated in Switzerland and owned 57% by Zurich Allied AG and 43% by Allied Zurich p.l.c. The Adviser has served as investment adviser to the Fund since December 31, 1997, when the Adviser replaced Zurich Kemper Investments, Inc. and its predecessors, which had served as the Fund's investment adviser since the inception of the Fund. As of June 30, 1999, the Adviser had more than $290 billion in assets under management. The Adviser's principal office is located at 345 Park Avenue, New York, New York 10154.

     Philip G. Condon and Eleanor R. Brennan, C.F.A. serve as Co-Portfolio Managers of the Fund and have been responsible for the day-to-day management of the Fund's portfolio since April 1999. Mr. Condon is a Managing Director of the Adviser and has been the Director of the Municipal Bond Group since December 1997. He was the Head of Municipal Bond Research from May 1986 to December 1997. He joined the Adviser in 1983. Mr. Condon received a B.A. and M.B.A. from the University of Massachusetts, Amherst. Ms. Brennan is a Senior Vice President of the Adviser and, since 1995 has served as Co-Portfolio Manager of the Fund and lead portfolio manager on several other Scudder and Kemper municipal funds. Prior to 1995, Ms. Brennan worked for the Vanguard Group of Investment Companies. She received a B.A. from Ursinus College and an M.S. from Drexel University.

     The Investment Management Agreement between the Fund and the Adviser provides that the Adviser acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if duly elected to such positions. Under the Investment Management Agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the Trustees other than those affiliated with the Adviser, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

     For services and facilities provided by the Adviser under the Investment Management Agreement, the Fund pays the Adviser an annualized fee, calculated and paid monthly, in the amount of 0.55% of the average weekly net assets of the Fund. Average weekly net assets, for purposes of determining the advisory fee, shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of any preferred shares) and accumulated dividends on any preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares. Because the Adviser's fees are based on the average weekly net assets of the Fund, the Adviser will benefit from an increase in the Fund's assets resulting from the offering.

     The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding common shares and all preferred shares voting as a single class and, in either case, by a majority of the Board of Trustees who are not parties to the Investment Management Agreement or "interested persons" (as defined under the 1940 Act) of any such party. The Investment Management Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on 60 days' written notice to the other party.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                  DISBURSING AGENT, PAYING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company, whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02110. Investors Fiduciary Trust Company ("IFTC"), whose principal place of business is 127 West 10th Street, Kansas City, Missouri 64105, serves as transfer agent, registrar and dividend disbursing agent for the Fund's common shares. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of the Adviser, serves as Shareholder Service Agent for the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-disbursing agent. The Depository Trust Company will act as securities depository for the Series E Preferred Shares. Deutsche Bank will act as transfer agent, registrar, dividend disbursing agent, and paying agent for the Series E Preferred Shares.

                                    TAXATION

GENERAL

     The following information is meant as a general summary for U.S. taxpayers. It is based on the advice of Dechert Price & Rhoads, special counsel to the Fund, and reflects provisions of the Internal Revenue Code (the "Code"), existing U.S. Department of Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to foreign, state, or local taxes. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the tax consequences of investing in the Fund.

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its (x) net investment income (i.e., investment company taxable income as that term is defined in the Code, without regard to the deduction for dividends paid) and (y) its net tax-exempt income (see below), the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes. The Fund intends to distribute all or substantially all of such income and gain each year.

     Based in part on certain representations made by the Fund to Dechert Price & Rhoads relating to the lack of any present intention to redeem or purchase Series E Preferred Shares at any time in the future, it is the opinion of Dechert Price & Rhoads that the Series E Preferred Shares will constitute stock of the Fund and distributions with respect to the Series E Preferred Shares (other than distributions in redemption of Series E Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Series E Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Series E Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of Series E Preferred Shares would constitute interest, whether or not they exceeded the earnings, and profits of the Fund would be included in full in the income of the recipient and would be taxed as ordinary income. In such event, the Fund would not be required to make payments to such shareholders to offset the effect of paying federal income tax on fund distributions so recharacterized as interest. Dechert Price & Rhoads has advised the Fund that, in its opinion, should the IRS pursue in court the position that the Series E Preferred should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

     Each dividend distribution ordinarily will primarily constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest" dividend, which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain municipal securities, however, may be a preference item for alternative minimum tax purposes." In addition, for corporations, alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income that includes interest on all tax-exempt securities exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to shareholders may cause certain shareholders to be subject to the federal alternative minimum tax or may increase the tax liability of a shareholder who is subject to such tax. Investors should thus consider the possible effect of an investment in the Fund on their federal alternative minimum tax liability.

Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income (which term includes short-term capital gain) will be taxable as ordinary income. Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gain, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

     Exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year that was paid to the class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the Series E Preferred Shares. The Fund anticipates that the dividends paid on the Series E Preferred Shares will primarily constitute exempt-interest dividends. The amount of net capital gain and ordinary income allocable to the Series E Preferred Shares (the "taxable distribution") will depend upon the amount of such gain and income realized by the Fund and the total dividends paid by the Fund on its common shares and all preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of additional dividends also may affect the Fund's calculation of the allocable portion of net capital gain and other taxable income to the Fund's common shares and the preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares.

     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, Dechert Price & Rhoads has given the Fund an opinion that under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's common shares and the preferred shares including the Series E Preferred Shares will be respected for U.S. federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of Series E Preferred Shares may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Series E Preferred Shares is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.

     If at any time when Series E Preferred Shares are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common shares until the asset coverage is restored. See "Description of Series E Preferred Shares -- Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from meeting the 90% distribution requirement described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to maintain the asset coverage requirements of the 1940 Act and to cure any such failure on or before a specified time, the Fund must redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of Series E Preferred Shares -- Redemption." There can be no assurance, however, that any such action would achieve that objective.

     Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and to attempt to prevent disqualification of the Fund as a RIC.

     If the Fund pays dividends in respect of gross-up payments, it will generally designate such payments as exempt-interest dividends except to the extent that net capital gain or other taxable income is allocated thereto as described above. The federal income tax consequences of such dividends under existing law are uncertain.

SALES OF SERIES E PREFERRED SHARES

     A shareholder will generally recognize gain or loss on the sale of Series E Preferred Shares (including transfers in connection with a redemption or repurchase of Series E Preferred Shares) equal to the difference between the holder's adjusted tax basis in the Series E Preferred Shares and the amount realized. If the Series E Preferred Shares are held as capital assets, the gain or loss will be a capital loss and will be long-term if the Series E Preferred Shares have been held for more than one year. Any loss realized on a disposition of Series E Preferred Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those Series E Preferred Shares, and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those Series E Preferred Shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Series E Preferred Shares will be disallowed to the extent those Series E Preferred Shares are replaced by other Series E Preferred Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Series E Preferred Shares. In that event, the basis of the replacement Series E Preferred Shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     The Fund is required to withhold 31% of all taxable dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or certification of exempt status or fail to report full dividend or interest income.

     The foregoing briefly summarizes some of the important United States federal income tax consequences of investing in the Series E Preferred Shares, reflects the federal tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

                        DESCRIPTION OF CAPITAL STRUCTURE

GENERAL

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per common share. The common shares outstanding are fully paid and nonassessable by the Fund. The common shares have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable, and holders thereof are entitled to dividends as declared by the Board of Trustees, and, if the Fund were liquidated, would receive the net assets of the

Fund after payment of any preferential liquidating distribution to holders of all preferred shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders. If the Fund is converted to an open-end investment company or if for any other reason common shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

     The issuance of the Series E Preferred Shares will create leverage which will affect the amount of income available for distribution on the common shares and the net asset value of the common shares. The applicable dividend rates on the Series E Preferred Shares could exceed both the current yield on the Fund's portfolio investments and the yield received on investments made with the proceeds of the issuance of the offering of the shares of Series E Preferred Shares and, therefore, the offering could result in a decline in the Fund's net asset value and a reduction of net investment income available for distribution on common shares.

     So long as any Series E Preferred Shares or any other preferred shares are outstanding, holders of common shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

     The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account, and (iii) shares outstanding for each class of authorized securities of the Fund as of October 31, 1999:

                                                     AMOUNT OF                  AMOUNT OUTSTANDING
                                                       SHARES     AMOUNT HELD      EXCLUSIVE OF
                  TITLE OF CLASS                     AUTHORIZED     BY FUND     AMOUNT HELD BY FUND
                  --------------                     ----------   -----------   -------------------
Common Shares......................................  Unlimited         0            38,808,200
Series A Preferred Shares..........................     10,800         0                10,800
Series B Preferred Shares..........................     10,700         0                10,700
Series C Preferred Shares..........................     10,800         0                10,800
Series D Preferred Shares..........................     10,700         0                10,700
Series E Preferred Shares..........................     10,000         0                     0

     The Fund has no present intention of offering additional common shares except for the issuance of common shares under the Fund's dividend reinvestment plan, which allows holders of common shares to reinvest dividends and capital gain distributions from the Fund, if any, in additional common shares. The dividend reinvestment plan is not available to holders of any series of preferred shares. Other offerings of its common shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per common share below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding common shares. In addition, the Fund expects that it would commence a continuous offering of its shares in the event it converted to an open-end investment company.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

     The common shares have traded on the NYSE since October 20, 1988. The following table shows the ranges of the Fund's net asset value per common share and sales prices, and the volume of shares traded:

                                               NET ASSET VALUE   PUBLIC OFFERING PRICE   VOLUME TRADED
                                               ---------------   ---------------------   -------------
                QUARTER ENDED                   HIGH     LOW       HIGH         LOW       (IN 1000S)
                -------------                  ------   ------   ---------   ---------   -------------
August 31, 1999..............................  $11.96   $11.29    $12.938     $12.000        2522
May 31, 1999.................................  $12.30   $12.00    $13.188     $12.250        3284
February 28, 1999............................  $12.45   $12.27    $14.875     $12.125        3945
November 30, 1998............................  $12.68   $12.32    $14.938     $13.625        1827

     At October 31, 1999, the net asset value per common share was $10.98 and the closing price per common share on the NYSE was $10.6875.

CONVERSION TO OPEN-END STATUS

     The Board of Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously offering shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Fund's outstanding common shares and preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares voting together as a single class and a majority of the outstanding preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting as a separate class on such conversion. Conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, which would eliminate the leveraged capital structure of the Fund with respect to the common shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed net asset value less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.

REPURCHASE OF COMMON SHARES

     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value by repurchasing its common shares in the open market or by tendering for its own shares at net asset value. The Board of Trustees, in consultation with the Adviser, reviews on a quarterly basis the possibility of open market repurchases and/or tender offers for Fund shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. Notwithstanding the foregoing, so long as any preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any common shares unless (1) all accumulated dividends on any preferred shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the Rating Agency Required Asset Coverage and the 1940 Act Asset Coverage (determined after deducting the acquisition price of the common shares) are met.

     Subject to the Fund's investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. Interest on any such borrowings will reduce the Fund's net investment income.

     Although the Board of Trustees believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's common shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and decreasing asset coverage. In addition, any purchase by the Fund of its common shares at a time when the Series E Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining. Such leverage would be further increased if the Fund were to borrow money to finance repurchases. Although the Fund's investment restriction allows it to borrow up to one-third of its total assets to repurchase common shares, under the Fund's Certificate of Designation, the Fund may not borrow more than 5% of its total assets for temporary purposes, including share repurchases, without the prior written permission of Moody's and S&P. Such leverage may exaggerate changes in the net asset value and the yield on the Fund's portfolio. Repurchases of common shares may result in the Fund being required to redeem Series E Preferred Shares to satisfy asset coverage requirements. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser does not anticipate that repurchases and tenders should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tenders.

     The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

DESCRIPTION OF SERIES A-D PREFERRED SHARES

     On July 24, 1989, pursuant to the original Certificate of Designation for Preferred Shares, the Fund issued 10,800 Series A Preferred Shares, 10,700 Series B Preferred Shares, 10,800 Series C Preferred Shares and 10,700 Series D Preferred Shares at an offering price of $5,000 per share. Each such series has a dividend period of 28 days. The Series A-D Preferred Shares are neither senior nor subordinate to the Series E Preferred Shares offered herein and are subject to equal voting, liquidation and ownership rights as the Series E Preferred Shares.

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement between Salomon Smith Barney Inc. (the "underwriter") and the Fund dated the date of this Prospectus, the underwriter has agreed to purchase, and the Fund has agreed to sell, the 10,000 shares of Series E Preferred Shares offered hereby.

     The underwriting agreement provides that the obligations of the underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriter is obligated to purchase all of the Series E Preferred Shares offered hereby if it purchases any of the shares. In the underwriting agreement, the Fund and the Adviser have agreed to indemnify the underwriter against certain liabilities, including liabilities arising under the Securities Act of

1933, as amended, or to contribute payments the underwriter may be required to make for any of those liabilities.

     The Fund has been advised by the underwriter that it proposes initially to offer some of the Series E Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $4.375 per share. The underwriting commission the Fund will pay of $50 per share is equal to 1.0% of the initial offering price. After the initial public offering, the underwriter may change the public offering price and the concession. Investors must pay for any Series E Preferred Shares purchased in the initial public offering on or before November 24, 1999.

     The Fund anticipates that the underwriter may from time to time act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be an underwriter. The underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The Fund anticipates that the underwriter, or one of its affiliates, may, from time to time, act as remarketing agent and as a broker-dealer with respect to the Series E Preferred Shares, and will receive fees for so acting, as set forth under "The Remarketing Agent."

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, NY 10013.

                                 LEGAL MATTERS

     Vedder, Price, Kaufmann & Kammholz, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Dechert Price & Rhoads, Washington, DC, which is serving as special counsel to the Fund with respect to the offering of Series E Preferred Shares, will pass on the legality of the shares offered hereby. Certain legal matters will be passed on for the underwriter by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett will rely as to certain matters under Massachusetts law on the opinion of Dechert Price & Rhoads.

                              INDEPENDENT AUDITORS

     The financial statements of the Fund at November 30, 1998 and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the fiscal years ended November 30, 1994-1998 have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Ernst & Young's authority as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              FURTHER INFORMATION

     The Fund has filed with the SEC, Washington, DC, a registration statement under the Securities Act of 1933 with respect to the Series E Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The registration statement may be inspected without charge at the SEC's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and the SEC's regional offices, including offices at Seven World Trade Center, New York, New York 10048.

Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The SEC maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    2
Additional Information About Investments And Investment
  Techniques................................................    2
Investment Restrictions.....................................    5
Trustees And Officers.......................................    7
Ownership Of Fund Shares....................................    9
Investment Management And Other Services....................    9
Portfolio Transactions......................................   12
Net Asset Value.............................................   13
Rating Agency Required Asset Coverage.......................   14
Taxes.......................................................   21
Independent Auditors........................................   25
Financial Statements........................................   25
Glossary....................................................   26
Appendix A Ratings Of Municipal Bonds.......................   31
Appendix B Tax Equivalent Yield Table.......................   36

                         KEMPER MUNICIPAL INCOME TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 22, 1999

     This Statement of Additional Information ("SAI") relating to the offering of Series E Preferred Shares is not a prospectus, but should be read in conjunction with the Prospectus for the Kemper Municipal Income Trust (the "Fund") dated November 22, 1999. This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-621-1048.

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    2
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT
TECHNIQUES..................................................    2
INVESTMENT RESTRICTIONS.....................................    5
TRUSTEES AND OFFICERS.......................................    7
OWNERSHIP OF FUND SHARES....................................    9
INVESTMENT MANAGEMENT AND OTHER SERVICES....................    9
PORTFOLIO TRANSACTIONS......................................   12
NET ASSET VALUE.............................................   13
RATING AGENCY REQUIRED ASSET COVERAGE.......................   14
TAXES.......................................................   21
INDEPENDENT AUDITORS........................................   25
FINANCIAL STATEMENTS........................................   25
GLOSSARY....................................................   26
APPENDIX A RATINGS OF MUNICIPAL BONDS.......................   31
APPENDIX B TAX EQUIVALENT YIELD TABLE.......................   36

                            ------------------------

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE FUND DATED, NOVEMBER 22, 1999 AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-621-1048.

                              GENERAL INFORMATION

     The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund seeks to achieve this objective by investing in a diversified portfolio of investment grade tax exempt municipal securities. No assurances can be given that the Fund will achieve its investment objective. The Fund's investment adviser is Scudder Kemper Investments, Inc. (the "Adviser").

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Glossary attached hereto and in the Fund's Prospectus.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                           AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus, dated November 22, 1999, under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

MUNICIPAL SECURITIES

     Municipal securities are issued to obtain funds for various public and private purposes. Municipal securities include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal securities may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal securities may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of municipal securities the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT") ("Preference Items"):
(i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and
(iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Interest on obligations in the last category is exempt from federal income tax but is treated as a Preference Item that could subject the recipient to, or increase the recipient's liability for, the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal securities (whenever issued) is included in "adjusted current earnings" for purposes of the AMT (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal security may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal securities which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal security or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal securities in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership of operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986 (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a RIC the Fund is subject to certain limitations on its investments and on the nature of its income. See "Taxes."

     The yields on municipal securities are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal securities will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     It is the Fund's present intention not to invest 25% or more of its assets in issuers located in the same state, in industrial development bonds (IDBs), or in securities, the interest of which is paid from similar types of projects.

     High Yield Municipal Securities. The Fund may invest in securities rated below investment grade, commonly known as "junk bonds." Such securities are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and repay principal owed. The lower rating of these securities reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. In addition, these medium and lower rated or unrated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This consideration may have the effect of limiting the Fund's ability to purchase such securities and may also have the effect of limiting the ability of the Fund to sell such securities at their fair value in order to respond to changes in the economy or the financial markets.

     Like those of other fixed-income securities, the values of such lower-related securities fluctuate in response to changes in interest rates. In addition, the values of certain of such securities are also affected by general economic conditions and business conditions affecting the specific industries of the issuers. Changes by recognized rating services in their rating of any fixed-income securities and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset values.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. Except with respect to borrowings, all percentage limitations set forth below apply immediately after a purchase or initial investment and no subsequent change in any applicable percentage resulting from market fluctuations require elimination of any security from the portfolio. The following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares of beneficial interest and of all preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, voting together as a separate class. Other fundamental policies are set forth in the Prospectus. The Fund will not:

           1. issue senior securities, as defined in the 1940 Act, other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowing described under subparagraph
     (3) below or (iii) transactions involving futures contracts or the writing of options within the limits described in the Registration Statement;

           2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Registration Statement;

           3. borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when borrowings exceed 5% of its total assets (taken at value);

           4. underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

           5. invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental issuers, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

           6. purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interest therein;

           7. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts within the limits described in the Registration Statement;

           8. make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

           9. invest in securities other than municipal securities and temporary investments, as those terms are described in the Registration Statement;

          10. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets; or

          11. invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

     For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior governmental entity, it shall be included in the computation of securities owned that are issued by such superior governmental entity. If, however, a security is guaranteed by a governmental entity or some other entity, as in the case of a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                             TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Fund and their principal occupations during the last five years are set forth below.

                              POSITION WITH              PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE            THE FUND                    THE PAST FIVE YEARS
---------------------         --------------    ----------------------------------------------
James E. Akins                Trustee           Consultant on International, Political and
2904 Garfield Terrace, N.W.                     Economic Affairs; formerly a career United
Washington, DC 20008                            States Foreign Service Officer, Energy Advisor
Date of birth: 10/15/26                         for the White House, and United States
                                                Ambassador to Saudi Arabia.
James R. Edgar                Trustee           Distinguished Fellow, University of Illinois
1007 W. Nevada                                  Institute of Government and Public Affairs;
Urbana, IL 61801                                Director, Kemper Insurance Companies (not
Date of birth: 7/22/46                          affiliated with the Kemper Funds); formerly,
                                                Governor, State of Illinois.
Arthur R. Gottschalk          Trustee           Retired; formerly, President, Illinois
10642 Brookridge Drive                          Manufacturers Association; Trustee, Illinois
Frankfort, IL                                   Masonic Medical Center; formerly, Illinois
Date of birth: 2/13/25                          State Senator; formerly, Vice President, The
                                                Reuben H. Donnelly Corporation.
Frederick T. Kelsey           Trustee           Retired; formerly, consultant to Goldman,
4010 Arbor Lane                                 Sachs & Co.; formerly, President, Treasurer
Unit 102                                        and Trustee of Institutional Liquid Assets and
Northfield, IL 60093                            its affiliated mutual funds; Trustee of the
Date of birth: 4/25/27                          Northern Institutional Funds; formerly Trustee
                                                of the Pilot Funds.
*Thomas W. Littauer           Trustee and       Managing Director, Scudder Kemper Investments,
Two International Place       Vice President    Inc.; formerly, Head of Broker Dealer Division
Boston, MA 02110                                of Putnam Investment Management; formerly,
Date of birth: 4/26/55                          President of Client Management Services for
                                                Fidelity Investments.
Fred B. Renwick               Trustee           Professor of finance, New York University,
3 Hanover Square                                Stern School of Business; Director, the
Suite 20H                                       Wartburg Home Foundation; Chairman, Investment
New York, NY 10004                              Committee of Morehouse College Board of
Date of birth: 2/1/30                           Trustees; Director, American Bible Society
                                                Investment Committee; formerly, member of the
                                                Investment Committee of Atlanta University
                                                Board of Trustees; formerly, Director of Board
                                                of Pensions, Evangelical Lutheran Church of
                                                America.
John G. Weithers              Trustee           Retired; formerly, Chairman of the Board and
311 Springlake                                  Chief Executive Officer, Chicago Stock
Hinsdale, IL 60521                              Exchange; Director, Federal Life Insurance
Date of birth: 8/8/33                           Company; President of the Members of the
                                                Corporation and Trustee, DePaul University.
Mark S. Casady                President         Managing Director, Scudder Kemper Investments,
Two International Place                         Inc.
Boston, MA 02110
Date of birth: 9/21/60

---------------

*Mr. Littauer is an "interested person" of the Fund (as that term is defined in the 1940 Act)
  due to his affifliation with Scudder Kemper Investment Inc.; Mr. Kelsey is an "interested person" of the Fund due to his share ownership of Citigroup, Inc., the parent of the
  Underwriter.

                              POSITION WITH              PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE            THE FUND                    THE PAST FIVE YEARS
---------------------         --------------    ----------------------------------------------
Philip J. Collora             Vice President    Senior Vice President, Scudder Kemper
222 South Riverside Plaza     and Secretary     Investments, Inc.
Chicago, IL 60606
Date of birth: 11/15/45
Eleanor R. Brennan            Vice President    Senior Vice President, Scudder Kemper
Two International Place                         Investments, Inc.
Boston, MA 02110
Date of birth: 3/3/64
Phillip G. Condon             Vice President    Managing Director, Scudder Kemper Investments,
Two International Place                         Inc.
Boston, MA 02110
Date of birth: 8/15/60
John R. Hebble                Treasurer         Senior Vice President, Scudder Kemper
222 South Riverside Plaza                       Investments, Inc.
Chicago, IL 60606
Date of birth: 6/27/58
Maureen E. Kane               Assistant         Vice President, Scudder Kemper Investments,
Two International Place       Secretary         Inc.; formerly Assistant Vice President of an
Boston, MA 02110                                unaffiliated investment management firm;
Date of birth: 2/14/62                          formerly, Associate Staff Attorney of an
                                                unaffiliated investment management firm;
                                                formerly, Associate, Peabody & Arnold (law
                                                firm).
Brenda Lyons                  Assistant         Senior Vice President, Scudder Kemper
345 Park Avenue               Treasurer         Investments, Inc.
New York, NY 10154
Date of birth: 2/21/63
Ann M. McCreary               Vice President    Managing Director, Scudder Kemper Investments,
345 Park Avenue                                 Inc.
New York, NY 10154
Date of birth: 11/6/56
Caroline Pearson              Assistant         Senior Vice President, Scudder Kemper
345 Park Avenue               Secretary         Investments, Inc., formerly, Associate,
New York, NY 10154                              Dechert Price & Rhoads.
Date of birth: 4/1/62
Robert C. Peck, Jr.           Vice President    Managing Director, Scudder Kemper Investments,
222 South Riverside Plaza,                      Inc.; formerly, Executive Vice President, Van
Chicago, IL 60606                               Kampen American Capital, Inc.; Senior Vice
Date of birth: 10/1/46                          President, Manufacturers Hanover Investment
                                                Corporation.
Kathryn L. Quirk              Vice President    Managing Director, Scudder Kemper Investments,
345 Park Avenue                                 Inc.
New York, NY 10154
Date of birth: 12/3/52
Linda J. Wondrack             Vice President    Senior Vice President, Scudder Kemper
Two International Place                         Investments, Inc.
Boston, MA 02110
Date of birth: 9/12/64

     The Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, and Weithers. The Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performance other tasks as the Board assigns.

COMPENSATION OF TRUSTEES

     The Trustees and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows actual amounts paid or accrued to those trustees who are not designated "interested persons" for the fiscal year ended November 30, 1998.

                                                           AGGREGATE
                                                          COMPENSATION    TOTAL COMPENSATION FROM
                          NAME                             FROM FUND      FUND AND FUND COMPLEX(3)
                          ----                            ------------    ------------------------
James E. Akins..........................................     $5,800               $140,800
James R. Edgar(1).......................................        N/A                    N/A
Arthur R. Gottschalk(2).................................     $5,800               $146,300
Frederick T. Kelsey(2)..................................     $5,800               $141,300
Fred B. Renwick.........................................     $5,800               $141,300
John G. Weithers........................................     $5,900               $146,300

---------------
(1) Appointed to the Board on May 27, 1999.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts accrued interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereupon) payable from the Fund is $21,600.

(3) Includes compensation for service on the Boards of 15 Kemper Funds with 50 fund portfolios. Each Trustee currently serves as Trustee of 16 Kemper Funds with 56 fund portfolios.

                            OWNERSHIP OF FUND SHARES

     As of August 31, 1999, the Trustees and Officers of the Fund as a Group owned less than 1% of the outstanding common shares of the Fund and less than 1% of the outstanding preferred shares of the Fund.

     As of August 31, 1999, no person(s) owned, beneficially or of record, more than 5% of the common outstanding shares of the Fund or more than 5% of the outstanding preferred shares of the Fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

     Scudder Kemper Investments, Inc., the global investment management business of Zurich Financial Services Group, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. Scudder Kemper Investments, Inc., offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

     On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T.") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group.

     Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with the products and solutions in the area of financial protection and asset accumulation. The Group has four core businesses: non-life and life insurance, reinsurance and asset management.

     The Investment Management Agreement provides that the Adviser will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company, including, but not limited to, preparing reports to and meeting materials for the Fund's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent and the custodian with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board of Trustees.

     Under the Investment Management Agreement, which was last approved by the Board of Trustees on July 29, 1999, and by the Shareholders of the Fund on December 17, 1998, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of those Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act); the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify Officers and Trustees of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

     The Adviser is responsible for the payment of the compensation and expenses of all Trustees, Officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, Officers and employees as may duly be elected Officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Adviser ("Non-Interested Trustees") Under the Investment Management Agreement, the Adviser also pays the Fund's share of payroll taxes. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Adviser), was paid or became payable by the Fund to any of its Officers or Trustees who were affiliated with the Adviser.

     In return for the services provided by the Adviser as investment manager and the expenses it assumes under the Investment Management Agreement, the Fund pays the Adviser a management fee computed at an annual rate of 0.55% of the Fund's average weekly net assets. The Fund paid the Adviser $3,800,000, $3,638,000 and $3,699,000 under the Investment Management Agreement for the fiscal periods ending November 30, 1998, 1997 and 1996, respectively.

     The Investment Management Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner. Lastly, the Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     The Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. The Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Adviser or any of its Officers or directors has taken any action resulting in a breach of the Adviser's covenants under the Investment Management Agreement. As stated above, the Investment Management Agreement automatically terminates in the event of its assignment.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company ("State Street"), whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02110. Investors Fiduciary Trust Company serves as transfer agent, registrar and dividend disbursing agent for the Fund's shares. Pursuant to a services agreement with State Street, Kemper Service Company, an affiliate of the Adviser, serves as Shareholder Service Agent for the Fund and, as such, performs all of State Street's duties as transfer agent and dividend-paying agent. The Depository Trust Company ("DTC") will act as Securities Depository for the Municipal Preferred shares. Deutsche Bank will act as the Registrar, Transfer Agent and Paying Agent for the Series E Preferred Shares.

                             PORTFOLIO TRANSACTIONS

     The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

     The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commissions being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the Underwriter.

     When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisabiliy of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Portfolio. In effecting transactions in over-the counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

     To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through SIS, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other renumeration from the Fund for this service.

     Although certain research services from broker/dealers may be useful to the Fund or the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

     The Fund paid no brokerage commissions during the fiscal years ended November 30, 1998, 1997 and 1996, as all portfolio transactions were effected on a principal basis. The rates of portfolio turnover for each of the fiscal years ended November 30, 1998, 1997 and 1996 were approximately 17%, 7%, and 26%, respectively.

                                NET ASSET VALUE

     Net asset value of the Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair market value following procedures adopted by the Board of Trustees.

     Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

     With respect to securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value may be significantly affected on days when the investor has no access to the Fund.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted in Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser of the Fund may calculate the price of that debt security, subject to limitations established by the Board.

     An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

     Following the valuation of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                     RATING AGENCY REQUIRED ASSET COVERAGE

     The Rating Agency Required Asset Coverage must be met on each Valuation Date. Rating Agency Required Asset Coverage as of any business day, for all preferred shares including Series E Preferred shares and Series A-D Preferred Shares, is the dollar amount equal to the sum of:

          (i)(A) the product of the number of preferred shares outstanding on such date multiplied by $5,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such preferred shares), plus any redemption premium applicable to any preferred shares then subject to redemption,

             (B) the aggregate amount of dividends that will have accumulated at the respective Dividend Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for any preferred shares outstanding that follow such Valuation Date,

             (C) the aggregate amount of dividends that would accumulate on shares of each series of preferred shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the seventh day of the Dividend Period commencing on such Dividend Payment Date) for a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming solely for purposes of the foregoing, that if by such Valuation Date the Remarketing Agent adjusts the Dividend Period with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the seventh day of a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, and (b) the Maximum Rate for the first day of a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to the first day of a Seven-Day Dividend Period, or, in the event the Remarketing Agent, with respect to shares of such series, adjusts a Dividend Period as to be more than 49 days, the Volatility Factor applicable to a Dividend Period of that length (plus the aggregate amount of dividends that would accumulate at the Maximum Rate or rates on any other preferred shares outstanding from such respective Dividend Payment Dates through the 49th day after such Valuation Date) (except that (1) if such Valuation Date occurs at a time when, pursuant to paragraph 3(g) of the Certificate of Designation, the Fund did not deposit sufficient funds for the payment of declared dividends and such failure has not been cured, the dividend for purposes of calculation would accumulate at the current Dividend Rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph
        (C) in respect of which the applicable Dividend Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such applicable Dividend Rate in respect of those days),

             (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date,

             (E) the amount of any Gross-up Payment in respect of any preferred shares as of such Valuation Date, and

             (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for clearing securities transactions) less:

          (ii) the value (i.e., for purposes of current Moody's guides, the face value of cash, short-term municipal securities rated "MIG-1", "VMIG-1" or "P-1", and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Adjusted Value, or for purposes of current S&P guides, the face value of cash, short-term municipal securities rated "A-l+" or "SP-l+" and that mature or have a demand feature exercisable in 30 days or less, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the S&P Adjusted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
     (i)(F).

     Rating Agency Required Asset Coverage will be met if the Fund owns Rating Agency Required Assets with a value equal to or greater than the product of (i) the number of preferred shares, Series E Preferred Shares and Series A-D Preferred Shares then outstanding and (ii) $5,000.

     As defined and more fully described below, the term "Adjusted Value" as used herein is calculated by making certain adjustments to the total Market Value of the Fund's portfolio securities.

     On each Valuation Date, the Fund will calculate and determine pursuant to the procedures set forth below, the following: (i) the Market Value of each Rating Agency Required Asset owned by the Fund on that date; (ii) the Adjusted Value of each such Rating Agency Required Asset; (iii) the aggregate Adjusted Value of all such Rating Agency Required Assets; (iv) the value of all such Rating Agency Required Assets; and (v) whether the Rating Agency Required Asset Coverage is met as of that date. Each such calculation will be set forth in a certificate (the "Certificate of Rating Agency Required Asset Coverage"), which must be delivered to the Paying Agent not later than the close of business on the fifth Business Day following the Date of Original Issue and not later than the close of business on the third Business Day following (i) any Valuation Date on which the Rating Agency Required Asset Coverage is not met, (ii) the first Valuation Date succeeding any Valuation Date referred to in clause (i) above on which the Rating Agency Required Asset Coverage is met, (iii) the last Valuation Date of each month, (iv) any redemption by the Fund of the Common Shares, and
(v) any request by S&P. So long as S&P or Moody's is rating the Series E Preferred Shares, a Certificate of Rating Agency Required Asset Coverage shall be delivered to S&P (if S&P is rating the preferred shares) and Moody's (if Moody's is rating the preferred shares) not later than the close of business on the fifth Business Day following the Date of Original Issue and not later than the close of business on the third Business Day following a Valuation Date specified in (i) or (ii) directly above. Failure to deliver a Certificate of Rating Agency Required Asset Coverage shall be deemed to be delivery of a Certificate of Rating Agency Required Asset Coverage indicating that the Fund does not own assets with a value equal to the Rating Agency Required Asset Coverage.

     The definitions and methods of calculation of "Market Value," "Adjusted Value," "Rating Agency Required Assets" and "Rating Agency Required Asset Coverage" may be changed from time to time by the Fund without shareholder approval, but only in the event the Fund receives written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned to the Series E Preferred Shares. To the extent these definitions and methods of calculation are changed by S&P or Moody's in a manner that would impair the ratings then assigned to the Series E Preferred Shares if the Fund failed to take action to meet such revised definitions and methods of calculation, the Fund will take such action as is reasonably necessary to comply with such revised definitions and methods of calculation so as to maintain the then current rating or will redeem the then outstanding Series E Preferred Shares (see "Description of Series E Preferred Shares -- Redemption -- Optional Redemption" in the Prospectus).

     In connection with the confirmation of Rating Agency Required Asset Coverage to be given with respect to (i) the Date of Original Issue, (ii) the last Valuation Date of each fiscal quarter of the Fund, and (iii) a randomly selected date within each fiscal quarter, the Fund's independent public accountants will deliver to the Paying Agent and to S&P (if S&P is rating the Series E Preferred Shares) and Moody's (if Moody's is rating the preferred Shares) a written communication ("Rating Agency Accountant's Confirmation") confirming (i) the mathematical accuracy of the calculations reflected in such Certificate, (ii) that the method used by the Fund in determining whether or not the Rating Agency

Required Asset Coverage was met in accordance with the applicable requirements of the Certificate of Designation, (iii) that the price quotations obtained by the Fund in such determination conform to the written price quotations obtained by the Fund from the pricing services utilized by the Fund and (iv) that the assets listed as Rating Agency Required Assets in such Certificate, including Escrowed Bonds and any economic defeasance thereof, conform to the description of Rating Agency Required assets in the Fund's Certificate of Designation. The Fund will cause the Rating Agency Accountant's Confirmation to be delivered to the Paying Agent not later than the close of business on the tenth Business Day following the Date of Original Issue and by the close of business on the tenth Business Day following each such Valuation Date. If any Rating Agency Accountant's Confirmation differs from the Fund's Certificate of Rating Agency Required Asset Coverage, the Rating Agency Accountant's Confirmation will control and the Fund will notify S&P (if S&P is rating the Series E Preferred Shares) and Moody's (if Moody is rating the Series E Preferred Shares) of such difference.

     If the Rating Agency Required Asset Coverage is not met as required, the Fund may: (i) purchase or otherwise acquire additional Rating Agency Required Assets; (ii) sell all or a portion of its Rating Agency Required Assets at a price which is higher than the Adjusted Value of such Rating Agency Required Assets; (iii) liquidate all or a portion of its municipal securities options or financial futures contracts or related options contracts, if any; or (iv) purchase Series E Preferred Shares, or effect any combination of these transactions, so that the Rating Agency Required Asset Coverage will be met.

     If a Rating Agency Accountant's Confirmation has been delivered to the Paying Agent with respect to a Valuation Date on which the Rating Agency Required Asset Coverage was not met, the Fund will cause a Rating Agency Accountant's Confirmation, in respect of the next Valuation Date on which the Rating Agency Required Asset Coverage is met, to be delivered to the Paying Agent by the fifth Business Day following such next Valuation Date.

     If the Rating Agency Required Asset Coverage is not met for eight consecutive Business Days, the Fund will be obligated to redeem, to the extent of funds available, the minimum number of Series E Preferred Shares necessary to restore the Rating Agency Required Asset Coverage or, if the Rating Agency Required Asset Coverage cannot be so restored, all of the Series E Preferred Shares. See "Description of Series E Preferred Shares Redemption-Mandatory Redemption" in the Prospectus.

     The Fund may use cash or proceeds generated from sales of assets owned by the Fund to purchase or redeem Series E Preferred Shares. As a result of the discount to Market Value of Rating Agency Required Assets (other than cash, demand deposits, next-day federal funds, and next-day repurchase obligations) required by Calculation II and other adjustments required by Calculation III described below under "Calculations of Coverage-Calculation III," the aggregate Market Value of the Rating Agency Required Assets as of a specified date will necessarily be greater than the value of the Rating Agency Required Assets as of the same date for purposes of determining whether the Rating Agency Required Asset Coverage is met. Therefore, if the Fund can sell Rating Agency Required Assets at their Market Value, the redemption of Series E Preferred Shares with such proceeds will reduce the Rating Agency Required Asset Coverage by a greater amount than the sale of Rating Agency Required Assets will reduce the Adjusted Value of all Rating Agency Required Assets. In addition, liquidation of all or a portion of the Fund's municipal securities options or financial futures contracts or related options contracts may increase the Adjusted Value of all Rating Agency Required Assets.

     The Fund expects that its net income will exceed the dividend payments on the Series E Preferred Shares because the principal amount of its income-producing assets will exceed the amount of preferred shares including Series E Preferred Shares and Series A-D Preferred Shares on which dividends are computed (i.e., $5,000 multiplied by the number of preferred shares including Series E Preferred Shares and Series A-D Preferred Shares outstanding) and because the Fund's income-producing assets are expected generally to produce a yield higher than the highest dividend rate applicable to the preferred shares including Series E Preferred Shares and Series A-D Preferred Shares.

     Calculation of Coverage -- Calculation I: Each Eligible Security's Market Value shall be calculated on each Valuation Date. The Market Value of each Rating Agency Required Asset other than Eligible Securities will be computed as follows:

          A. cash shall be valued at face amount;

          B. demand and time deposits, next-day federal funds and next-day repurchase agreements will be valued at face amount plus accrued interest, if any, to the date of valuation; and

          C. the Market Value of any Other Securities constituting Rating Agency Required Assets shall be calculated on each Valuation Date.

     Calculation of Coverage -- Calculation II: The Adjusted Value of Eligible Securities will be the lesser of the S&P Adjusted Value and the Moody's Adjusted Value, determined as follows:

          (i) S&P "AAA" Rating Guidelines ("S&P Adjusted Value"). The S&P Adjusted Value of an S&P Eligible Security (a Security eligible for consideration under S&P's guidelines shall be the Market Value of such S&P Eligible Security divided by 155% for a "AAA" rated S&P Eligible Security, 160% for an "AA" rated S&P Eligible Security, 175% for an "A" rated S&P Eligible Municipal Security, 215% for a "BBB" rated S&P Eligible Security and 220% for an unrated S&P Eligible Security ("S&P Security Discount Factors").

             Notwithstanding the foregoing, the S&P Security Discount Factors for short term S&P Eligible Securities will be 115%, so long as such S&P Eligible Securities are rated "A-1+" or "SP-1+" by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such S&P Eligible Securities are rated "A-1" or "SP-1" by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such S&P Eligible Securities are not rated by S&P but are rated "VMIG-1", "P-1" or "MIG-1" by Moody's; provided, however, that if such S&P Eligible Securities are backed by any l letter of credit, liquidity facility or guarantee from a bank or other financial institution, the short term debt of such bank or institution must have a rating of at least "A-1+" from S&P; and further provided that such Moody's rated short term S&P Eligible Securities may comprise no more than 50% of all short term S&P Eligible Securities.

          For purposes of determining "S&P Eligible Securities," the S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other (other than short term S&P Eligible Securities):

             (A) In order to be considered S&P Eligible Securities, municipal securities must:

                (1) Be interest bearing and pay interest at least semiannually;

                (2) Be payable in U.S. dollars;

                (3) Be rated "BBB" or higher by S&P or if not rated by S&P but rated by another nationally recognized statistical rating organization ("NRSRO"), be rated the equivalent of at least "A" by an NRSRO; provided that such NRSRO-rated securities will be included in S&P Eligible Securities only to the extent the fair market value of such securities does not, when aggregated with any unrated securities, exceed 50% of the aggregate fair market value of all S&P Eligible Securities. For purposes of determining the S&P Security Discount Factors applicable to such NRSRO-rated securities, any such security will be deemed to have an S&P rating which is one full rating category lower than its NRSRO rating;

                (4) Not have been issued in a private placement (excluding Escrowed Bonds an Inverse Floaters); and

                (5) Be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million but at least $10 million, be issued by an issuer with a total of at least $50 million of municipal securities outstanding.

             (B) Municipal securities as that term is used herein of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Securities only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of the S&P Eligible Securities (excluding short term S&P Eligible Securities), provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such securities exceeds 5% of the aggregate Market Value of the S&P Eligible Securities (excluding short term S&P Eligible Securities). In the case of securities not so rated, any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Securities only to the extent the Market Value of such securities does not exceed 5% of the aggregate Market Value of the S&P Eligible Securities (excluding short-term S&P Eligible Securities). The percentage limits stated above do not apply to Escrowed Bonds.

             (C) Municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Securities only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of the S&P Eligible Securities (excluding short term S&P Eligible Securities). The percentage limit does not apply to Escrowed Bonds.

             (D) Certain securities involved in hedging transactions as described below in "Effects of Hedging Transactions" shall be considered S&P Eligible Securities.

             (E) Inverse Floaters, as defined herein, shall be considered S&P Eligible Securities.

          (ii) Moody's "aaa" Rating Guidelines. The Moody's Adjusted Value of each Moody's Eligible Security shall be the Market Value of such Moody's Eligible Security divided by 151% for a "Aaa" rated Moody's Eligible Security, 159% for a "Aa" rated Moody's Eligible Municipal Security, 168% for an "A" rated Moody's Eligible Security, 173% for a "Baa" rated Moody's Eligible Security, 187% for a security not rated by Moody's but rated "BBB-" by S&P, and 225% for a security not rated by Moody's or by S&P ("Moody's Security Discount Factors").

          Notwithstanding the foregoing, the Moody's Security Discount Factor for short term Moody's Eligible Securities will be 115%, so long as such Moody's Eligible Securities are rated at least "MIG-1", "VMIG-1" or "P-1" by Moody's or "A-1+/AA" or "SP-1/AA" by S&P and mature or have a demand feature at par exercisable in 30 days or less.

          The Moody's guidelines impose the following limitations on the portion of the Fund's Eligible Securities which may be Moody's Eligible Securities:

                                              MAXIMUM % WITH       MAXIMUM % ISSUED
                                            ANY ONE UNDERLYING   BY OR WITHIN ANY ONE
   ELIGIBLE SECURITIES WITH RATING OF:           OBLIGOR          STATE OR TERRITORY
   -----------------------------------      ------------------   --------------------
"Aaa".....................................         100                   100
"Aa"......................................          20                    60
"A".......................................          10                    40
"Baa".....................................           6                    20
Not rated by Moody's but rated "BBB-" or
  higher by S&P...........................           4                    12

          Current Moody's guidelines also require that securities constituting Moody's Eligible Securities pay interest in cash, be publicly rated "Baa" or higher by Moody's or, if not rated by Moody's but rated by S&P, be rated at least "BBB-" by S&P, not have suspended ratings and be part of an issue with an original issue size of at least $10 million. For purposes of determining the Moody's Discount Factors applicable to such S&P-rated Moody's Eligible Securities, any such security (excluding short term securities) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating.

          (iii) Aggregate Adjusted Value. The total of the Adjusted Values of S&P or Moody's Eligible Securities and other Rating Agency Required Assets is the aggregated Adjusted Value of the Rating Agency Required Assets.

     In accordance with procedures established by the Board of Trustees (and set forth in a certificate signed by an officer of the Fund, filed with the records of the Fund and available for inspection by the shareholders of the Fund), the discount factor applied to determine the Adjusted Value of any Rating Agency Required Asset may be changed from that set forth above if Moody's and S&P have advised or, if both of such rating services are not then rating the Series E Preferred Shares, the one which is, has advised the Fund in writing that the revised discount factor would not, or that a failure to use the revised discount factor would, adversely affect their respective then-current ratings of the Series E Preferred Shares. If other securities become includible in Rating Agency Required Assets, the calculation of the Adjusted Value of such other securities will be determined in accordance with procedures as are established by the Board of Trustees (and set forth in a certificate signed by an officer of the Fund, filed with the records of the Fund and available for inspection by the shareholders of the Fund) and as are acceptable to Moody's and S&P if the Series E Preferred Shares are then rated by both such rating services, or, if not rated by both, to the one such rating service then rating the Series E Preferred Shares.

     Calculation of Coverage -- Calculation III: The value of the Rating Agency Required Assets will be calculated by: (i) reducing the aggregate Adjusted Value of the Rating Agency Required Assets by (A) the amount of all known liabilities (including, without limitation, indebtedness, operating expenses payable and securities sold under agreements to repurchase) which appear on the applicable Valuation Date on the Fund's balance sheet and the amount of operating expenses projected by the Fund to be incurred by the Fund's balance sheet and the amount of operating expenses projected by the Fund to be incurred by the Fund during the succeeding three months, (B) so long as the preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, are rated by S&P, the amount described under "-- Effect of Hedging Transactions" below, and (C) an aggregate amount for all preferred shares, including Series E Preferred Shares and Series A-D Preferred Shares, calculated for each series of preferred shares, as of the Valuation Date, as follows: the amount of accumulated but unpaid dividends on such series (unless set aside with the Paying Agent for payment) to the Valuation Date plus dividends projected to accumulate on such series from and including the Valuation Date to but excluding the first day of the next Dividend Period for such series at the Dividend Rate for such series in effect for such series on the Valuation Date plus the amount of dividends which would accumulate on the shares of such series from and including the first day of the next Dividend Period for such series through the 49th day following the Valuation Date at the Dividend Rate in effect on such Valuation Date multiplied by the Volatility Factor, and (ii) increasing the aggregate Adjusted Value of Rating Agency Required Assets by (A) the amount of receivables for portfolio securities sold as of the Valuation Date, (B) the amount of any interest receivable on portfolio securities as of the Valuation Date and (C) the value of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(C) above.

     Effect of Hedging Transactions. For so long as any shares of Preferred Shares are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

          (1) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (i) more than 1,000 outstanding futures contracts based on the Municipal Index, (ii) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or

     (iii) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transactions as reported by The Wall Street Journal;

          (2) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (i) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury
     Note) or (ii) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (3) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Rating Agency Required Asset Coverage on two consecutive Valuation Dates and (ii) the Fund is required to pay additional margin due to fluctuation in contract price ("Variation Margin") on the second such Valuation Date;

          (4) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

          (5) when the Fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated "A" or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of margin paid on such contract ("Initial Margin") and any Variation Margin held in the amount of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

     For purposes of determining whether the Fund has S&P Eligible Securities with a Discounted Value that equals or exceeds the Rating Agency Required Asset Coverage, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contract based on Treasury Bonds which contracts are owned by the Fund.

     For as long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

          (1) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Securities;

          (2) the S&P Security Discount Factor for funds to be received for sales of municipal securities that are due in more than five Business days from such Valuation Date will be the S&P Security Discount Factor applicable to the municipal securities sold; and

          (3) no S&P Security Discount Factor will be applied to cash or to funds to be received for sales of municipal securities if such funds are due within five business days of such Valuation Date. For purposes of calculating S&P Eligible Securities as of any Valuation Date, funds to be received for sales of municipal securities is the book value of such funds to be received for municipal securities sold as of or prior to such Valuation Date. For purposes of the foregoing, anticipation notes rated "SP-1" or, if not rated by S&P, rated "VMIG-1" by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Securities.

     Other Rating Agency Guidelines. If the Fund purchases securities on a "when-issued" or "forward delivery" basis, the cash or securities segregated by the Fund to satisfy its purchase obligations will have an Adjusted Value of zero. The contract to purchase will have an Adjusted Value of zero unless the settlement date is within 49 days, in which case the contract to purchase will have an Adjusted Value equal to the lesser of the purchase price and the Adjusted Value, if any, the security contracted to be purchased would have if it were owned by the Fund.

     So long any Preferred Shares are outstanding and Moody's and S&P, or both, are rating the Preferred Shares, the Fund will not borrow money unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that the proposed borrowing would not impair the ratings then assigned by such ratings agency to the Preferred Shares. Notwithstanding the foregoing, the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Ratings Agency Required Asset Coverage would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed.

                                     TAXES

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Series E Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

     The Fund has elected to be, and intends to qualify for treatment each year, as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net tax-exempt income, net investment income (i.e., investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of long-term capital gain over short-term capital loss) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. By doing so, the Fund will avoid any federal income tax on any net investment income and net capital gain it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

     In order to qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     In general, distributions of net investment income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain are taxable as long-term capital gain, whether paid in cash or shares and regardless of the U.S. shareholder's holding period.

     The Fund will designate distributions made to holders of Common Shares and to holders of preferred shares, including the Series E Preferred Shares, in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gain and other taxable income).

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

TAX-EXEMPT INCOME

     The Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code Section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes, but shareholders are nonetheless required to report tax-exempt interest dividends on their federal income tax returns. The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund intends to distribute income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in its trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Series E Preferred Shares is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund or its dissolution.

BACKUP WITHHOLDING

     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), and capital gain distributions to individuals and certain other non-corporate shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     An investment in Series E Preferred Shares is not appropriate for non-U.S. investors or as a retirement plan investment. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

STATE AND LOCAL TAXES

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

FUND INVESTMENTS

     Market Discount. Any recognized gain or other income attributable to market discount on long-term tax-exempt Municipal Obligations (i.e., obligations with a term of more than one year) purchased other than, in general, at their original issue, is taxable as ordinary income. If the Fund purchases such a security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain and not tax-exempt income) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above). The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. The Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash to enable it to distribute that income to its shareholders and thereby remain qualified for treatment as a RIC and avoid imposition of the excise tax described above.

     Lower-Rated and Unrated Securities. Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The federal tax law is not entirely clear regarding the consequences of the Fund's taking certain positions in connection with ownership of distressed securities. For example, there is uncertainty regarding: (i) when the Fund may or must cease to accrue interest, original issue discount or market discount on these securities; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

     Taxable Transactions. The Fund may realize some net capital gain as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Fund may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal securities or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of those net capital gains or taxable income would be taxable to its shareholders. However, it is expected that those amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

     Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section

1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606 are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report of the Fund for the fiscal year ended November 30, 1998, which was prepared by the Fund's independent accountants, and the unaudited financial statements included in the semi-annual report of the Fund for the period ended May 31, 1999, are hereby incorporated by reference into this SAI. No other parts of the Annual Report and Semi-Annual Report are incorporated by reference herein.

                                    GLOSSARY

     "Adjusted Value" has the meaning set forth on page 15 of this SAI.

     "Adviser" means Scudder Kemper Investments, Inc.

     "Board of Trustees" or "Board" means the Board of Trustees of the Fund, from time to time.

     "Business Day" means a day on which banks located in the city of New York are not required or authorized by law or regulation to be closed and on which the New York Stock Exchange is open.

     "By-laws" means the By-laws of the Fund dated October 11, 1988.

     "Calculated Mean" has the meaning set forth on page 13 of this SAI.

     "Certificate of Designation" shall mean the Fund's Amended and Restated Certificate of Designation for Preferred Shares specifying the powers, preferences and rights of the Preferred Shareholders.

     "Certificate of Rating Agency Required Asset Coverage" has the meaning set forth on page 15 of this SAI.

     "Closing Transaction" has the meaning set forth on page 19 of this SAI.

     "CMOs" shall mean debt obligations which may be issued by GNMA, FNMA or FHLMC or real estate investment management conduits, any of which may be comprised of one or more classes, each with a fixed latest stated maturity and bearing interest at either a fixed or floating rate, if such CMO (1) have a current rating by Standard & Poor's of AAA and by Moody's of Aaa or, if specifically advised in writing by Moody's and Standard & Poor's that the rating of the Preferred Shares will not be adversely affected thereby, are in the highest rating category of a nationally recognized statistical rating agency;
(ii) are payable in United States currency; (iii) are directly secured by GNMA Certificates, FNMA Certificates or FHLMC Certificates; (iv) were issued as part of an issue of collateralized mortgage obligations which were originally offered to the public in an aggregate principal amount at least equal to $100,000,000;
(v) are not included in a class or tranche of an issue of collateralized mortgage obligations which class or tranche (a) constitutes a planned amortization class bond, (b) has a coupon that floats inversely against or as a multiple of an index, or (c) consists of an interest-only or principal only stripped obligation; (vi) are not part of a "Z" class or tranche of an issue;
(vii) have a weighted average life not more than ten years unless Standard & Poor's shall have advised the Fund in writing that the inclusion of a CMO with weighted average life of greater than ten years will not affect its rating on the Preferred Shares; and (viii) satisfy such other criteria as may be established by Moody's and Standard & Poor's.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Rate" shall mean, on any date, the inherent rate on 60-day commercial paper placed on behalf of issuers whose corporate bonds are rated Aa by Moody's, AA by S&P's or the equivalent of either such rating by another rating agency, subject to certain adjustments and qualifications set forth in the Fund's Certificate of Designation of Preferred Shares.

     "Commission" means the U.S. Securities and Exchange Commission.

     "Common Shares" means the Common Shares, par value $0.01 per share, of the Fund.

     "Date of Original Issue" shall mean the date on which the Fund originally issued Series E Preferred Shares.

     "Declaration of Trust" means the Agreement and Declaration of Trust of the Fund dated August 3, 1988, as amended and restated on October 7, 1988.

     "Dividend Payment Date" shall mean with respect to any Dividend Period, the business day following the last day thereof.

     "Dividend Period" has the meaning set forth on page 14 of this SAI

     "Dividend Rate" has the meaning set forth on page 14 of this SAI.

     "DTC" means The Depository Trust Company.

     "Eligible Securities" means if rated by S&P, securities which are S&P's Eligible Securities and, if rated by Moody's, securities which are Moody's Eligible Securities. Municipal securities included as Eligible Securities shall be bonds that are issued by any of the 50 states; the territories and their subdivisions, counties, cities, towns, villages, and school districts; agencies such as authorities and special districts created by the states; and certain federally sponsored agencies such as local housing authorities. Payments made on such bonds are exempt from federal income taxes and are generally exempt from state and local sales taxes in the state of issuance.

     "Escrowed Bond" means a municipal security that (i) has been determined to be legally defeased in accordance with Standard & Poor's legal defeasance criteria, (ii) has been determined to be economically defeased in accordance with Standard & Poor's economic defeasance criteria and assigned a rating of "AAA" by S&P's, (iii) is not rated by S&P's but have been determined to be legally defeased by Moody's, or (iv) has been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of "AAA" by S&P's rating.

     "Fund" means the Kemper Municipal Income Trust.

     "Gross-up Payment" means in respect of any dividend, a payment to a holder of any Series E Preferred Shares of an amount which, giving effect to any Taxable Allocation made with respect to such dividend, would cause such holder's after-tax returns (taking into account both any Taxable Allocation and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocation had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money;
(ii) assuming that no holder of any preferred shares is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and
(iii) assuming that each holder of any preferred shares is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

     "Inverse Floater" shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as S&P's Eligible Securities (and satisfy the issuer and size requirements of the definition of S&P's Eligible Securities) the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity.

     "IRS" means the United States Internal Revenue Service.

     "Local Currency" has the meaning set forth on page 14 of this SAI.

     "Market Value" of any asset of the Fund shall mean the market value thereof determined by the valuation methods, including the pricing service adopted by the Fund's Board of Trustees. Market Value of any asset shall include any interest accrued thereon. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. In the event the pricing service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing.

     "Maximum Rate" shall mean on any date on which a Dividend Rate is determined, 110%, increasing on the seventh day after such Dividend Rate is determined to be a Maximum Rate to 125% of the Commercial Paper Rate and decreasing to 110% of the Commercial Paper Rate on the day such Dividend Rate is determined to no longer be the Maximum Rate. The Remarketing Agent shall round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths (0.0005) of one percent or more being rounded upwards to the nearest one-thousandth (0.001) of one percent.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Adjusted Value" has the meaning set forth on page 18 of this SAI.

     "Moody's Eligible Securities" means each security eligible for consideration under Moody's guidelines in effect as of the date of this Certificate of Designation.

     "Moody's Hedging Transactions" has the meaning set forth on page 20 of this SAI.

     "Moody's Security Discount Factors" shall have the meaning set forth on page 18 of this SAI.

     "Nasdaq" means the Nasdaq Stock Market Inc.

     "NYSE" means the New York Stock Exchange.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "NRSRO" means a nationally recognized statistical rating organization.

     "Paying Agent" shall mean, at any time, the agent appointed by the Fund to pay dividends and other amounts due on Series E Preferred Shares and to perform such other duties as are provided herein.

     "Rating Agency Accountant's Confirmation" has the meaning set forth on page 15 of this SAI.

     "Rating Agency Required Asset Coverage" has the meaning set forth on page 14 of this SAI.

     "Rating Agency Required Assets" has the meaning set forth on page 15 of this SAI.

     "Registration Statement" refers to the Form N-2 filing with the SEC of which this SAI is a part.

     "Remarketing Agent" shall mean, at any time, the entity or entities appointed by the Fund to act on its behalf in establishing Dividend Rates for the Series E Preferred Shares and to act on behalf of the owners in remarketing the Series E Preferred Shares. The "Initial Remarketing Agent" is Salomon Smith Barney Inc.

     "SEC" means the United States Securities and Exchange Commission.

     "Series A-D Preferred Shares" is described in "Description of Capital Structure" in the Prospectus.

     "Seven-Day Dividend Period" means a Dividend Period consisting of seven days.

     "Short Term Money Market Instruments" shall mean the following types of financial instruments, provided that such instruments, on the date of purchase or other acquisition by the Fund, have remaining terms to maturity not in excess of 90 days from such date:

          (a) commercial paper that is rated at the time of the Fund's investment therein, or contractual commitment providing for such investment, at least "P-1" by Moody's and "A-1+" by S&P, and is issued by an issuer whose long-term unsecured debt obligations are rated at least "AA3" by Moody's;

          (b) demand or time deposits in, certificates of deposit of, or banker's acceptances issued by, (i) a depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, or (ii) a United States branch office or agency of a foreign depository institution or trust company (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than depository institution or trust company) of such depository institution or trust company at the time of the Fund's investment therein, or contractual commitment providing for such investment, have (A) credit rating from Moody's of at least (P-1) and S&P of at least (A-1+), in the case of commercial paper, and (B) a credit rating from Moody's of at least Aa3 and from S&P of at least (AA-), in the case of long term, unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable, except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's need only be at least (A2); and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (X) such depository institution or trust company is the principal depository institution in a holding company system, (Y) the commercial paper, if any, of such depository institution or trust company is not rated below (P-1) by Moody's or (A-1+) by S&P and (Z) the commercial paper, if any, and the long-term, unsecured debt obligations of such holding company meet all of the foregoing credit rating requirements;

          (c) repurchase obligations with respect to any security entered into with a depository institution, trust company or securities dealer (acting as principal) which meets the credit rating requirements for long-term unsecured debt obligations and commercial paper described in clause (b) above;

          (d) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or a branch office of a depository institution or trust company, the commercial paper, if any, and the long-term, unsecured debt obligations of such which meet all of the credit rating requirements specified in clause (b) above; provided that the interest receivable by the Fund on such investment is not subject to withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

     "S&P Adjusted Value" has the meaning set forth on page 17 of this SAI.

     "S&P Eligible Securities" has the meaning set forth on page 17 of this SAI.

     "S&P Hedging Transactions" has the meaning set forth on page 19 of this SAI.

     "S&P Security Discount Factors" has the meaning set forth on page 17 of this SAI.

     "Treasury Bonds" has the meaning set forth on page 19 of this SAI.

     "Underwriter" means Salomon Smith Barney Inc.

     "Unit" means at least twenty (20) Series E Preferred Shares.

     "Underwriting Agreement" means the Agreement between the issuer and the Underwriter covering terms and conditions of new issue of securities to be offered to the public.

     "Valuation Date" has the meaning set forth on page 15 of this SAI.

     "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

     "Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to 228% for each Dividend Period.

                                   APPENDIX A

                           RATINGS OF MUNICIPAL BONDS
                 DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.
                             MUNICIPAL BOND RATINGS

     Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note -- Those bonds in the "Aa", "A," "Baa," "Ba" and "B" categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols "Aa1," "A1," "Baa1," "Ba1" and "B1."

     Short-term Notes -- The four ratings of Moody's for short-term notes are "MIG 1/VMIG1," "MIG 2/VMIG2," "MIG 3/VMIG3" and "MIG 4/VMIG4." "MIG 1/VMIG1" denotes "best quality . . . strong protection by established cash flows." "MIG 2/VMIG2" denotes "high quality" with ample margins of protection. "MIG 3/VMIG3" notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades." "MIG 4/VMIG4" notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

                DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

               DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES,
                         A DIVISION OF THE MCGRAW-HILL
                    COMPANIES, INC., MUNICIPAL DEBT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

          II. Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

     BB, B, CCC, CC and C -- Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     c -- The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p -- The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * -- Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     r -- The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. -- Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

           DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE RATINGS

     A Standard & Poor's note rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

     SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 -- Speculative capacity to pay principal and interest.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 6% under the regular federal income tax law and tax rates applicable to individuals for 1999.

           (TAXABLE INCOME*)                                  A FEDERAL TAX EXEMPT YIELD OF:
----------------------------------------                ------------------------------------------
                                           MARGINAL       4%      4.5%      5%      5.5%      6%
                                            INCOME      ------   ------   ------   ------   ------
   SINGLE RETURN        JOINT RETURN      TAX BRACKET   IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------  -------------------  -----------   ------------------------------------------
      Up to $25,750        Up to $43,050     15.00%      4.71%    5.29%    5.88%    6.47%    7.06%
    $25,751-$62,450     $43,051-$104,050     28.00       5.56     6.25     6.94     7.64     8.33
   $62,451-$130,250    $104,051-$158,550     31.00       5.80     6.52     7.25     7.97     8.70
  $130,251-$283,150    $158,551-$283,150     36.00       6.25     7.03     7.81     8.59     9.38
      Over $283,150        Over $283,150     39.60       6.62     7.45     8.28     9.11     9.93

---------------
* Net amount subject to federal income tax after deductions and exemptions.

     The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective marginal tax rates and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     Yields shown are for illustration purposes only and are not meant to represent the Fund's actual or expected yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the alternative minimum tax. The illustrations assume that the alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                         KEMPER MUNICIPAL INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 22, 1999
                            ------------------------

INVESTMENT ADVISER
Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston Massachusetts 02110

TRANSFER AGENT
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

Deutsche Bank
4 Albany Street
New York, New York 10006

SHAREHOLDER SERVICE AGENT
Kemper Service Company
P.O. Box 419066
Kansas City, Missouri 64141

LEGAL COUNSEL
Vedder, Price, Kaufmann & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606